As filed with the Securities and Exchange
Commission on June 27, 2001

Registration No. 2-89548
811-3970

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No.    29

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940, as amended

Amendment No.     30    [X]

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
(Exact name of Registrant as Specified in Charter)

Seven World Trade Center, New York, New York 10048
(Address of principal executive offices) (Zip Code)

(212) 783-0693
(Registrant's telephone number, including Area Code)

Christina T. Sydor
Seven World Trade Center, New York, New York 10048
(Name and address of agent for service)

Continuous
(Approximate Date of Proposed Public Offering)

It is proposed that this filing becomes effective (check appropriate box):


[  ]  Immediately upon filing pursuant to paragraph b
[X]   on June 28, 2001 pursuant to paragraph b
[  ]  60 days after filing pursuant to paragraph (a)(1)
[  ]  on [date] pursuant to paragraph (a)(1)
[  ]  75 days after filing pursuant to paragraph (a)(2)
[  ]  on (date) pursuant to paragraph (a) (2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment






PART  A-Prospectus

                                  PROSPECTUS



           -------------------------------------------------------
-

                                 SMITH BARNEY

                        CALIFORNIA MUNICIPALS FUND INC.


           -------------------------------------------------------
-

      Class A, B, L and Y Shares
      June 28, 2001



      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


                [LOGO] Smith Barney
                       Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           -------------------------------------------------------
--
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY
LOSE VALUE
           -------------------------------------------------------
--

Smith Barney California Municipals Fund Inc.


  Contents



               Investments, risks and performance...........  2

               More on the fund's investments...............  6

               Management...................................  7

               Choosing a class of shares to buy............  8

               Comparing the fund's classes.................  9

               Sales charges................................ 10

               More about deferred sales charges............ 13

               Buying shares................................ 14

               Exchanging shares............................ 15

               Redeeming shares............................. 17

               Other things to know about share transactions 19

               Dividends, distributions and taxes........... 21

               Share price.................................. 22

               Financial highlights......................... 23



                                                       Smith
Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.

Principal investment strategies

Key investments The fund invests at least 80% of its net assets in California municipal securities. California municipal securities include securities issued by the State of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is excluded from gross income for federal income tax purposes and is exempt from
California personal income taxes. The fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from three to more than thirty years. The fund can invest up to 20% of its assets in below investment grade bonds or in unrated securities of equivalent quality (commonly known as "junk bonds").
Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, of comparable quality.


Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

 . Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
 . May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
 . Considers the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer and its sector and interest rates
 . Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features



Smith Barney California Municipals Fund Inc.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . Interest rates rise, causing the value of the fund's portfolio to decline
 . The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded
 . California municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting
  California municipal issuers
 . Unfavorable legislation affects the tax-exempt status of municipal bonds
 . The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal and
California state taxation. The fund may realize taxable gains on the sale of its securities or on transactions in futures contracts. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will be taxable to investors in states other than California.

The fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Who may want to invest The fund may be an appropriate investment if you:

 . Are a California taxpayer in a high federal tax bracket seeking income exempt from California and federal taxation
 . Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
 . Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state

                                                       Smith
Barney Mutual Funds

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                         Total Return: Class A Shares

                                    [CHART]

                                  91    9.81%
                                  92    8.00%
                                  93   12.61%
                                  94   -6.67%
                                  95   22.63%
                                  96    5.65%
                                  97   11.10%
                                  98    5.46%
                                  99   -5.85%
                                  00   14.99%

Quarterly returns:

Highest: 10.31% in 1st quarter 1995; Lowest: (4.60)% in 1st quarter 1994 Year to date: 1.60% through 3/31/01


Risk return table
This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Lehman Brothers Municipal Bond Index (the "Lehman Index"), a broad-based unmanaged index of municipal bonds and the Lipper California Municipal Debt
Fund Average (the "Lipper Average"), an average composed of the fund's peer group of mutual funds. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                         Average Annual Total Returns

                    Calendar Years Ended December 31, 2000



                                                  Since
Inception
                          1 year 5 years 10 years inception   date
           Class A        10.36% 5.16%   7.00%    8.15%
4/9/84
           Class B         9.83% 5.34%    n/a     6.82%
11/6/92
           Class L        12.26% 5.22%    n/a     8.08%
11/14/94
           Class Y        12.09%  n/a     n/a     2.71%
9/22/98
           Lehman Index   11.68% 5.84%   7.32%     n/a        n/a
           Lipper Average 12.83% 5.04%   6.78%     n/a        n/a





Smith Barney California Municipals Fund Inc.

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees


   (fees paid directly from your investment)  Class A Class B
Class L Class Y

   Maximum sales charge (load) imposed
   on purchases (as a % of offering price)    4.00%    None
1.00%   None

   Maximum deferred sales charge (load)
   (as a % of the lower of net asset value at
   purchase or redemption)                    None*   4.50%
1.00%   None



                        Annual fund operating expenses


    (expenses deducted from fund assets)  Class A Class B Class L
Class Y**

    Management fee                        0.49%   0.49%   0.49%
0.49%

    Distribution and service (12b-1) fees 0.15%   0.65%   0.70%
 None

    Other expenses                        0.04%   0.05%   0.05%
0.04%

                                          -----   -----   -----
-----
    Total annual fund operating expenses  0.68%   1.19%   1.24%
0.53%



*You may buy Class A shares in amounts of $500,000 or more at net asset value
(without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


**"Other expenses" have been estimated as no Class Y shares were outstanding for the fiscal year ended 2/28/01.


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_] You invest $10,000 in the fund for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses remain the same

                      Number of years you own your shares


                                           1 year 3 years 5 years
10 years

     Class A (with or without redemption)  $467   $609    $764
$1,213

     Class B (redemption at end of period) $571   $678    $754
$1,301

     Class B (no redemption)               $121   $378    $654
$1,301

     Class L (redemption at end of period) $325   $489    $774
$1,585

     Class L (no redemption)               $225   $489    $774
$1,585

     Class Y (with or without redemption)  $ 54   $170    $296
$  665


                                                       Smith
Barney Mutual Funds

  More on the fund's investments

California municipal securities California municipal securities include debt obligations issued by certain non-California governmental issuers such as
Puerto Rico, the Virgin Islands and Guam. The interest on California municipal securities is exempt from federal income tax and California personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The California municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value. The fund may also invest up to 20% of its net assets in municipal securities of non-California issuers. These will generally be exempt from federal, but not California, income taxes.

Below investment grade securities Below investment grade securities, also known as "junk bonds", are considered speculative with respect to the issuer's ability to pay interest and principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and these securities are less liquid than investment grade debt securities.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

[_] To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
[_] As a substitute for buying or selling securities

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities.
Even a small investment in futures can have a big impact on a fund's interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain futures present the same types of default risk as issuers of fixed income securities. Futures can also make a fund less liquid and harder to value, especially in declining markets.



Smith Barney California Municipals Fund Inc.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

  Management


Manager The fund's investment adviser and administrator is Smith
Barney Fund
Management LLC (successor to SSB Citi Fund Management LLC), an affiliate of
Salomon Smith Barney Inc. The manager's address is Seven World
Trade Center,
New York, New York 10048. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Joseph P. Deane, investment officer of the manager and senior vice president and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since November 1988. Mr. Deane has 31 years of securities business experience.



Management fees During the fiscal year ended February 29, 2001, the manager received an advisory fee and an administrative fee equal to 0.30% and 0.19%, respectively, of the fund's average daily net assets.




Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its
Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the
"transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder
Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain functions including shareholder record keeping and accounting services.

                                                       Smith
Barney Mutual Funds

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and
Y. Each class
has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 . If you plan to invest regularly or in large amounts, buying
Class A shares
  may help you reduce sales charges and ongoing expenses.
 . For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
 . Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class
  L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:


 . A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service
Agent")




 . The fund, but only if you are investing through certain Service
Agents



All classes of shares are not available through all Service
Agents. You should
contact your Service Agent for further information.


Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                                Initial
 Additional

                                       Classes A, B, L   Class Y
 All Classes

 General                               $1,000          $15 million
$50

 Monthly Systematic Investment Plans    $25                n/a
 $25

 Quarterly Systematic Investment Plans  $50                n/a
 $50

 Uniform Gift to Minor Accounts         $250           $15 million
$50





Smith Barney California Municipals Fund Inc.

  Comparing the fund's classes


Your Service Agent can help you decide which class meets your goals. The
Service Agent may receive different compensation depending upon which class you choose.



                     Class A          Class B         Class L
     Class Y

Key features     .Initial sales   .No initial     .Initial sales
 .No initial or
                  charge           sales charge    charge is
  deferred
                 .You may         .Deferred        lower than
  sales charge
                  qualify for      sales charge    Class A
 .Must invest at
                  reduction or     declines over  .Deferred
  least $15 mil-
                  waiver of ini-   time            sales charge
  lion
                  tial sales      .Converts to     for only 1
 .Lower
                  charge           Class A after   year
  annual ex-
                 .Lower            8 years        .Does not
  penses than
                  annual ex-      .Higher          convert to
  the other
                  penses than      annual ex-      Class A
  classes
                  Class B and      penses than    .Higher
                  Class L          Class A         annual ex-
                                                   penses than
                                                   Class A

------------------------------------------------------------------
------------------
Initial sales    Up to 4.00%;     None            1.00%
 None
charge           reduced for
                 large purchases
                 and waived for
                 certain
                 investors. No
                 charge for
                 purchases of
                 $500,000 or
                 more

------------------------------------------------------------------
------------------
Deferred sales   1.00% on         Up to 4.50%     1.00% if you
 None
charge           purchases of     charged when    redeem within 1
                 $500,000 or      you redeem      year of purchase
                 more if you      shares. The
                 redeem within 1  charge is
                 year of purchase reduced over
                                  time and there
                                  is no deferred
                                  sales charge
                                  after 6 years

------------------------------------------------------------------
------------------
Annual           0.15% of         0.65% of        0.70% of
 None
distribution     average daily    average daily   average daily
and service fees net assets       net assets      net assets

------------------------------------------------------------------
------------------
Exchange         Class A shares   Class B shares  Class L shares
 Class Y shares
Privilege*       of most Smith    of most Smith   of most Smith
 of most Smith
                 Barney funds     Barney funds    Barney funds
 Barney funds

------------------------------------------------------------------
------------------


*Ask your Service Agent for the Smith Barney funds available for exchange.

                                                       Smith
Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees Service Agents that sell shares of the fund receive.
The distributor keeps up to approximately 10% of the sales charges imposed on
Class A shares. Service Agents also will receive the service fee payable on
Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.






                                Sales Charge as a % of
Broker/Dealer
                                Offering  Net amount   Commission
Amount of purchase              price (%) invested (%) as a % of
                                                       offering
price (%)
Less than $25,000               4.00      4.17         3.60

$25,000 but less than $50,000   3.50      3.63         3.15

$50,000 but less than $100,000  3.00      3.09         2.70

$100,000 but less than $250,000 2.50      2.56         2.25

$250,000 but less than $500,000 1.50      1.52         1.35

$500,000 or more                 -0-       -0-          -0-



Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

[_] Accumulation privilege - lets you combine the current value of Class A shares owned

[_] by you, or
[_] by members of your immediate family,




Smith Barney California Municipals Fund Inc.

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.
  Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


[_] Letter of intent - lets you purchase Class A shares of the fund and other
    Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.


Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:


[_] Employees of NASD members


[_] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup


[_] Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified



If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional
Information
("SAI").


Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.


           Year after purchase   1st  2nd 3rd 4th 5th 6th through
8th

           Deferred sales charge 4.5% 4%  3%  2%  1%  0%




Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares they are servicing.

                                                       Smith
Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into
Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


    Shares issued:             Shares issued:         Shares
issued:
    At initial                 On reinvestment of     Upon
exchange from
    purchase                   dividends and          another
Smith Barney
                               distributions          fund

    Eight years after the date In same proportion     On the date
the shares
    of purchase                as the number of       originally
acquired
                               Class B shares         would have
converted
                               converting is to total into Class A
shares
                               Class B shares you
                               own (excluding
                               shares issued as a
                               dividend)




Class L shares (available through certain Service Agents)


You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith
Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.



Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class L shares held by their clients.



Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.



Smith Barney California Municipals Fund Inc.

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_] Shares exchanged for shares of another Smith Barney fund
[_] Shares representing reinvested distributions and dividends
[_] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.


If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.



The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.


Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:


[_] On payments made through certain systematic withdrawal plans

[_] For involuntary redemptions of small account balances
[_] For 12 months following the death or disability of a shareholder


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

                                                       Smith
Barney Mutual Funds

  Buying shares


       Through a You should contact your Service Agent to open a bro-
   Service Agent kerage account and make arrangements to buy shares.

                 If you do not provide the following information, your
                 order will be rejected:

                 [_]Class of shares being bought
                 [_]Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account maintenance fee.


------------------------------------------------------------------
--------------
Through the fund Certain investors who are clients of certain
Service
                 Agents are eligible to buy shares directly from
the fund.

                 [_]Write the fund at the following address:
                     Smith Barney California -Municipals Fund Inc.
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699
                 [_]Enclose a check to pay for the shares. For initial
                    purchases, complete and send an account
                    application.
                 [_]For more information, please call Smith Barney
                    Shareholder Services at 1-800-451-2010.


------------------------------------------------------------------
--------------
       Through a You may authorize a Service Agent or a sub-
transfer
      systematic agent to transfer funds automatically from (i) a regular
 investment plan bank account, (ii) cash held in a brokerage account
                 opened with a Service Agent or (iii) certain
money
                 market funds, in order to buy shares on a regular
basis.

                 [_]Amounts transferred should be at least: $25 monthly
                    or $50 quarterly
                 [_]If you do not have sufficient funds in your account
                    on a transfer date, your Service Agent or the sub-
                    transfer agent may charge you a fee

                 For more information, contact your Service Agent or the trans-
                 fer agent or consult the SAI.





Smith Barney California Municipals Fund Inc.

  Exchanging shares


        Smith Barney You should contact your Service Agent to
exchange
offers a distinctive into other Smith Barney funds. Be sure to read the
     family of funds prospectus of the Smith Barney fund you are exchang-
    tailored to help ing into. An exchange is a taxable
transaction.
    meet the varying
 needs of both large [_]You may exchange shares only for shares of the
 and small investors    same class of another Smith Barney fund.
Not all
                        Smith Barney funds offer all classes.
                     [_]Not all Smith Barney funds may be offered
in your
                        state of residence. Contact your Service
Agent or the
                        transfer agent for further information.
                     [_]You must meet the minimum investment
amount
                        for each fund (except for systematic
investment plan
                        exchanges).
                     [_]If you hold share certificates, the
applicable sub-
                        transfer agent must receive the
certificates endorsed
                        for transfer or with signed stock powers
(documents
                        transferring ownership of certificates)
before the
                        exchange is effective.
                     [_]The fund may suspend or terminate your
exchange
                        privilege if you engage in an excessive
pattern of
                        exchanges.


------------------------------------------------------------------
---------------
           Waiver of Your shares will not be subject to an initial
sales charge
    additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will
continue to be
                     measured from the date of your original
purchase. If
                     the fund you exchange into has a higher
deferred sales
                     charge, you will be subject to that charge.
If you ex-
                     change at any time into a fund with a lower
charge, the
                     sales charge will not be reduced.


                                                       Smith
Barney Mutual Funds

     -------------------------------------------------------------
---------
     By telephone If you do not have a brokerage account with a
Service
                  Agent, you may be eligible to exchange shares
through
                  the fund. You must complete an authorization
form to
                  authorize telephone transfers. If eligible, you
may
                  make telephone exchanges on any day the New York
                  Stock Exchange is open. For clients of a PFS
Invest-
                  ments Registered Representative, call Primerica
                  Shareholder Services at 1-800-544-5445 between
8:00
                  a.m. and 8:00 p.m. (Eastern time). All other
share-
                  holders should call the transfer agent at 1-800-
451-2010
                  between 9:00 a.m. and 4:00 p.m. (Eastern time).
                  Requests received after the close of regular
trading on
                  the Exchange are priced at the net asset value
next
                  determined.

                  You can make telephone exchanges only between accounts that have identical registrations.


     -------------------------------------------------------------
---------
          By mail If you do not have a brokerage account, contact
your
                  Service Agent or write to the applicable sub-
transfer
                  agent at the address on the following page.


16



Smith Barney California Municipals Fund Inc.

  Redeeming shares


      Generally Contact your Service Agent to redeem shares of the fund.

                If you hold share certificates, the applicable sub-
                transfer agent must receive the certificates endorsed
                for transfer or with signed stock powers before the
                redemption is effective.

                If the shares are held by a fiduciary or corporation,
                other documents may be required.

                Your redemption proceeds will be sent within three busi-
                ness days after your request is received in good order.
                However, if you recently purchased your shares by check,
                your redemption proceeds will not be sent to you until
                your original check clears, which may take up to 15 days.

                If you have a brokerage account with a Service
Agent,
                your redemption proceeds will be placed in your ac-
                count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise,
                your redemption proceeds will be paid by check mailed to your address of record.


      ------------------------------------------------------------
--------
        By mail For accounts held directly at the fund, send
written re-
                quests to the fund at the applicable address:

                For clients of a PFS Investments Registered
Representa-
                tive, write Primerica Shareholder Services at the follow-
                ing address:

                    Primerica Shareholder Services
                    P.O. Box 9662
                    Providence, RI 02940-5016

                For all other investors, send your request to PFPC
                Global Fund Services at the following address:

                    Smith Barney California Municipals Fund Inc.
                    (Specify class of shares)
                    c/o PFPC Global Fund Services
                    P.O. Box 9699
                    Providence, RI 02940-9699

                Your written request must provide the following:

                [_]The fund name and account number

                                                       Smith
Barney Mutual Funds

                 [_]The class of shares and the dollar amount or num-
                    ber of shares to be redeemed
                 [_]Signatures of each owner exactly as the account is
                    registered


------------------------------------------------------------------
---------------
    By telephone If you do not have a brokerage account with a
Service
                 Agent, you may be eligible to redeem shares in
                 amounts up to $50,000 per day through the fund.
You
                 must complete an authorization form to authorize
                 telephone redemptions. If eligible, you may
request
                 redemptions by telephone on any day the New York
                 Stock Exchange is open. For clients of a PFS
Invest-
                 ments Registered Representative, call Primerica
                 Shareholder Services at 1-800-544-5445 between
8:00
                 a.m. and 8:00 p.m. (Eastern time). All other
share-
                 holders should call the transfer agent at 1-800-
451-2010
                 between 9:00 a.m. and 4:00 p.m. (Eastern time).
                 Requests received after the close of regular
trading on
                 the Exchange are priced at the net asset value
next
                 determined.

                 Your redemption proceeds can be sent by check to your
                 address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization form
                 to change the bank account designated to receive wire
                 or electronic transfers and you may be asked to provide
                 certain other documents. The sub-transfer agents may
                 charge a fee on an electronic transfer (ACH).


------------------------------------------------------------------
---------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a
value
                 of at least $10,000 and each automatic redemption
                 must be at least $50. If your shares are subject
to a
                 deferred sales charge, the sales charge will be
waived if
                 your automatic payments do not exceed 1% per
month
                 of the value of your shares subject to a deferred
sales
                 charge.

                 The following conditions apply:

                 [_]Your shares must not be represented by certificates
                 [_]All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the
                 SAI.




Smith Barney California Municipals Fund Inc.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order.
This means you have provided the following information, without which your request will not be processed:


[_] Name of the fund


[_] Account number


[_] Class of shares being bought, exchanged or redeemed


[_] Dollar amount or number of shares being bought, exchanged or redeemed


[_] Signature of each owner exactly as the account is registered



The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for your account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.




Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:


[_] Are redeeming over $50,000


[_] Are sending signed share certificates or stock powers to the sub-transfer agent


[_] Instruct the sub-transfer agent to mail the check to an address different from the one on your account


[_] Changed your account registration


[_] Want the check paid to someone other than the account owner(s)


[_] Are transferring the redemption proceeds to an account with a different registration


You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:


[_] Suspend the offering of shares


[_] Waive or change minimum and additional investment amounts


[_] Reject any purchase or exchange order


[_] Change, revoke or suspend the exchange privilege

                                                       Smith
Barney Mutual Funds

[_] Suspend telephone transactions

[_] Suspend or postpone redemptions of shares on any day when trading on the
    New York Stock Exchange is restricted, or as otherwise permitted by the
    Securities and Exchange Commission


[_] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities



Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.



For more information contact your Service Agent or consult the SAI.


Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.


Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.




Smith Barney California Municipals Fund Inc.

  Dividends, distributions and taxes


Dividends The fund pays dividends each month from its net investment income.
The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends.
Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


Transaction             Federal tax status      California tax
status

Redemption or           Usually capital gain or Usually capital
gain or
exchange of shares      loss; long-term only if loss
                        shares owned more
                        than one year

Long-term capital gain  Taxable gain            Taxable gain
distributions

Short-term capital gain Ordinary income         Ordinary income
distributions

Dividends               Excluded from gross     Exempt from
personal
                        income if from          income taxes if
from
                        interest on tax-exempt  interest on
California
                        securities, otherwise   municipal
securities,
                        ordinary income         otherwise ordinary
                                                income



Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

                                                       Smith
Barney Mutual Funds

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the New York
Stock Exchange

is open. This calculation is done when regular trading closes on the Exchange
(normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


Generally, the fund's investments are valued by an independent pricing service.
If market quotations or a valuation from the pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining value.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.



Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.




Smith Barney California Municipals Fund Inc.

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class A share of capital stock outstanding throughout each year ended
  February 28:



                                    2001/(1)/ 2000/(1)(2)/
1999/(1)/    1998    1997
------------------------------------------------------------------
-------------------
Net asset value, beginning of year  $15.28    $16.93       $16.99
   $16.26  $16.31
------------------------------------------------------------------
-------------------
Income (loss) from operations:
 Net investment income                0.79      0.78         0.77
     0.82    0.85
 Net realized and unrealized
  gain (loss)                         1.41     (1.67)        0.07
     0.98    0.15
------------------------------------------------------------------
-------------------
Total income (loss) from operations   2.20     (0.89)        0.84
     1.80    1.00
------------------------------------------------------------------
-------------------
Less distributions from:
 Net investment income               (0.78)    (0.76)       (0.78)
   (0.84)  (0.85)
 In excess of net investment income     --        --        (0.02)
      --      --
 Net realized gains                     --        --        (0.10)
   (0.23)  (0.20)
------------------------------------------------------------------
-------------------
Total distributions                  (0.78)    (0.76)       (0.90)
   (1.07)  (1.05)
------------------------------------------------------------------
-------------------
Net asset value, end of year        $16.70    $15.28       $16.93
   $16.99  $16.26
------------------------------------------------------------------
-------------------
Total return                         14.70%    (5.36)%       5.02%
   11.44%   6.37%
------------------------------------------------------------------
-------------------
Net assets, end of year (millions)  $  698    $  628       $  769
   $  664  $  579
------------------------------------------------------------------
-------------------
Ratios to average net assets:
 Expenses                             0.68%     0.70%        0.68%
    0.70%   0.71%
 Net investment income                4.91      4.99         4.53
     4.97    5.29
------------------------------------------------------------------
-------------------
Portfolio turnover rate                 29%       29%          13%
      43%     60%
------------------------------------------------------------------
-------------------



/(1)/ Per share amounts have been calculated using the monthly average shares method.

/(2)/ For the year ended February 29, 2000.

                                                       Smith
Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended
  February 28:


                                    2001/(1)/ 2000/(1)(2)/
1999/(1)/    1998    1997
------------------------------------------------------------------
-------------------
Net asset value, beginning of year  $15.28    $16.93       $16.98
   $16.25  $16.32
------------------------------------------------------------------
-------------------
Income (loss) from operations:
 Net investment income                0.70      0.70         0.68
     0.74    0.76
 Net realized and unrealized
  gain (loss)                         1.41     (1.68)        0.08
     0.98    0.14
------------------------------------------------------------------
-------------------
Total income (loss) from operations   2.11     (0.98)        0.76
     1.72    0.90
------------------------------------------------------------------
-------------------
Less distributions from:
 Net investment income               (0.70)    (0.67)       (0.69)
   (0.76)  (0.77)
 In excess of net investment income     --        --        (0.02)
      --      --
 Net realized gains                     --        --        (0.10)
   (0.23)  (0.20)
------------------------------------------------------------------
-------------------
Total distributions                  (0.70)    (0.67)       (0.81)
   (0.99)  (0.97)
------------------------------------------------------------------
-------------------
Net asset value, end of year        $16.69    $15.28       $16.93
   $16.98  $16.25
------------------------------------------------------------------
-------------------
Total return                         14.06%    (5.87)%       4.56%
   10.88%   5.73%
------------------------------------------------------------------
-------------------
Net assets, end of year (millions)  $  183    $  196       $  247
   $  216  $  173
------------------------------------------------------------------
-------------------
Ratios to average net assets:
 Expenses                             1.19%     1.22%        1.20%
    1.21%   1.23%
 Net investment income                4.39      4.47         4.02
     4.45    4.75
------------------------------------------------------------------
-------------------
Portfolio turnover rate                 29%       29%          13%
      43%     60%
------------------------------------------------------------------
-------------------



/(1)/ Per share amounts have been calculated using the monthly average shares method.


/(2)/ For the year ended February 29, 2000.




Smith Barney California Municipals Fund Inc.

  For a Class L share of capital stock outstanding throughout each year ended
  February 28:


                                   2001/(1)/ 2000/(1)(2)/
1999/(1)(3)/    1998    1997
------------------------------------------------------------------
---------------------
Net asset value, beginning of year $15.26    $16.91       $16.97
     $16.24  $16.31
------------------------------------------------------------------
---------------------
Income (loss) from operations:
 Net investment income               0.69      0.69         0.67
       0.73    0.75
 Net realized and unrealized
  gain (loss)                        1.42     (1.68)        0.07
       0.98    0.15
------------------------------------------------------------------
---------------------
Total income (loss) from
 operations                          2.11     (0.99)        0.74
       1.71    0.90
------------------------------------------------------------------
---------------------
Less distributions from:
 Net investment income              (0.69)    (0.66)       (0.68)
      (0.75)  (0.77)
 In excess of net investment
  income                               --        --        (0.02)
         --      --
 Net realized gains                    --        --        (0.10)
      (0.23)  (0.20)
------------------------------------------------------------------
---------------------
Total distributions                 (0.69)    (0.66)       (0.80)
      (0.98)  (0.97)
------------------------------------------------------------------
---------------------
Net asset value, end of year       $16.68    $15.26       $16.91
     $16.97  $16.24
------------------------------------------------------------------
---------------------
Total return                        14.09%    (5.92)%       4.45%
      10.83%   5.68%
------------------------------------------------------------------
---------------------
Net assets, end of year (millions) $   51    $   38       $   48
     $   32  $   17
------------------------------------------------------------------
---------------------
Ratios to average net assets:
 Expenses                            1.24%     1.28%        1.24%
       1.26%   1.29%
 Net investment income               4.34      4.41         3.97
       4.39    4.69
------------------------------------------------------------------
---------------------
Portfolio turnover rate                29%       29%          13%
         43%     60%
------------------------------------------------------------------
---------------------



/(1)/ Per share amounts have been calculated using the monthly average shares method.

/(2)/ For the year ended February 29, 2000.

/(3)/ On June 12, 1998, the former Class C shares were renamed
Class L shares.



                                                       Smith
Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

Smith Barney
California
Municipals Fund Inc.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last year or period.



The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service
Agent by calling the applicable sub-transfer agent (Primerica
Shareholder
Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-
451-2010), or
by writing to the fund at Smith Barney Mutual Funds, 7 World Trade
Center, 39th
Floor, New York, New York 10048.



Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference
Room in Washington, D.C. In addition, information on the operation of the
Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.
Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
Commission's Public Reference Section, Washington, D.C. 20549-
0102.


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


/SM/Your Serious Money. Professionally Managed. is a service mark of Salomon
Smith Barney Inc.


(Investment Company Act
file no. 811-03970)

FD0209 6/01





PART B-Statement of Additional Information


June 28, 2001

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

Seven World Trade Center
New York, New York 10048
(800) 451-2010


This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the prospectus of the Smith Barney California Municipals Fund Inc. (the "fund"), dated June 28, 2001, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, a PFS Investments Registered Representative, a broker/dealer, financial intermediary or financial institution (each called a "Service Agent"), or by writing or calling the Company at the address or telephone number above.

TABLE OF CONTENTS

Directors and Executive Officers of the Fund	2
Investment Objective and Management Policies	4
Investment Restrictions	14
Special Considerations Relating to California Exempt Obligations	16
Risk Factors	20
Special Considerations Regarding Puerto Rico	32
Portfolio Transactions	47
Portfolio Turnover	48
Purchase of Shares	48
PFS Accounts	54
Determination of Net Asset Value	56
Redemption of Shares	57
Investment Management and Other Services	60
Valuation of Shares	66
Exchange Privilege	66
Performance Data	68
Dividends, Distributions and Taxes	72
Additional Information	77
Financial Statements	78
Other Information	78
Appendix A	80



DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The names of the directors of the fund and executive officers of the fund, together with information as to their principal business occupations, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund. Each director who is an "interested person" of the fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk. The address of the "non-interested" directors and executive officers of the fund is Seven World Trade Center, New York, New York 10048, unless otherwise indicated.

Herbert Barg (Age 78).  Director
Private Investor. Director or trustee of 16 investment companies associated with Citigroup Inc. ("Citigroup") His address is 1460
Drayton Lane, Wynnewood, Pennsylvania 19096.

*Alfred J. Bianchetti (Age 78).  Director
Retired; formerly Senior Consultant to Dean Witter Reynolds Inc.
Director or trustee of 11 investment companies associated with Citigroup. His address is 19 Circle End Drive, Ramsey, New Jersey
07466.

Martin Brody (Age 79).  Director
Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates Corp. Director or trustee of 20 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

Dwight B. Crane (Age 63).  Director
Professor, Harvard Business School. Director or trustee of 23 investment companies associated with Citigroup. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.

Burt N. Dorsett (Age 70).  Director
Managing Partner of Dorsett McCabe Management. Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. Director or trustee of 11 investment companies associated with Citigroup. His address is 201 East 62nd Street, New York, New York 10021.

Elliot S. Jaffe (Age 75).  Director
Chairman of the Board and President of The Dress Barn, Inc. Director or trustee of 11 investment companies associated with Citigroup.
His address is 30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman (Age 69).  Director
Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New York 10172.


Joseph J. McCann (Age 70).  Director
Financial Consultant; Retired Financial Executive, Ryan Homes, Inc. Director or trustee of 11 investment companies associated with Citigroup. His address is 200 Oak Park Place, Pittsburgh,
Pennsylvania 15243.

*Heath B. McLendon (Age 68). Chairman of the Board, President and Chief Executive Officer
Managing Director of Salomon Smith Barney Inc.("Salomon Smith Barney"); President of Smith Barney Fund Management LLC ("SBFM" or the "manager"), successor to SSB Citi Fund Management LLC, and Travelers Investment Adviser, Inc. ("TIA"); Chairman or Co-Chairman of the Board and director or trustee of 78 investment companies associated with Citigroup.

Cornelius C. Rose, Jr. (Age 67).  Director
President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. Director or trustee of 11 investment companies associated with Citigroup. His address is Meadowbrook Village, Building 4, Apt 6, West Lebanon, New Hampshire 03784.

Lewis E. Daidone (Age 43). Senior Vice President and Treasurer Managing Director of Salomon Smith Barney; Chief Financial Officer of the Smith Barney Mutual funds; Director and Senior Vice President of SBFM and TIA. Senior Vice President and Treasurer of 83 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Joseph P. Deane (Age 53).  Vice President and Investment Officer
Investment Officer of SBFM;  Managing Director of Salomon Smith
Barney.

David F. Fare (Age 39)  Investment Officer
Vice President of Salomon Smith Barney or its predecessor firms since 1989.

Paul Brook (Age 47). Controller
Director of Salomon Smith Barney; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP. Controller or Assistant Treasurer of 43 investment companies associated with Citigroup. His address is 125 Broad Street, New York 10004.

Christina T. Sydor (Age 50). Secretary
Managing Director of Salomon Smith Barney; General Counsel and
Secretary of SBFM and TIA. Secretary of 60 investment companies associated with Citigroup.

As of June 8, 2001, the directors and officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

To the best knowledge of the directors, as of June 8, 2001, no single shareholder or "group" (as such term is defined in Section
13(d) of the Securities Exchange Act of 1934, as amended) beneficially owned more than 5% of the outstanding shares of the fund.

No officer, director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the fund for serving as an officer of the fund or director of the fund. The fund pays each director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $2,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. Each director emeritus who is not an officer, director or employee of Salomon Smith Barney or its affiliates receives a fee of $2000 per annum plus $250 per in-person meeting and $50 per telephonic meeting. For the fiscal year ended February 28, 2001, such out of pocket expenses totaled $7,348.

For the fiscal year ended February 28, 2001, the directors of the fund were paid the following compensation:






Name of Person




Aggregate
Compensati
on
from Fund
Total
Pension or
Retirement
Benefits
Accrued
As part of
Fund
Expenses


Compensati
on
From Fund
And Fund
Complex
Paid to
Directors


Number of
Funds for
Which
Directors
Serves
Within
Fund Complex

Herbert Barg **
$4,100
$0
$116,075
16
Alfred
Bianchetti * **
 4,009
  0
   58,900
11
Martin Brody **
 3,100
  0
 132,950
20
Dwight B. Crane
**
 4,109
  0
 153,175
23
Burt N. Dorsett
**
 4,109
  0
   59,500
11
Elliot S. Jaffe
**
 3,600
  0
   58,700
11
Stephen E.
Kaufman **
 4,109
  0
   114,400
13
Joseph J. McCann
**
 4,109
  0
    59,500
11
Heath B.
McLendon *
0
  0
0
78
Cornelius C.
Rose, Jr. **
 4,109
  0
   59,500
11

*	Designates an "interested" director.
**	Designates member of Audit Committee.
	Upon attainment of age 80, fund directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years. A director emeritus may attend meetings but has no voting rights. During the fund's last fiscal year, aggregate compensation paid by the fund to directors achieving emeritus status totaled $2,000.


INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund's investment objective and policies. The following discussion supplements the description of the fund's investment policies in the prospectus. For purposes of this SAI, obligations of non-California municipal issuers, the interest on which is excluded from gross income for federal income tax purposes (but which may nevertheless be subject to the federal alternative minimum tax), together with obligations of the State of California, local governments in the State of California and certain other municipal issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam ("California Municipal Securities"), are collectively referred to as "Municipal Bonds." SBFM serves as investment manager and administrator to the fund.

The fund will operate subject to an investment policy providing that, under normal market conditions, the fund will invest at least 80% of its net assets in California Municipal Securities, which pay interest that is excluded from gross income for federal income tax purposes and is exempt from California personal income taxes. The fund may invest up to 20% of its net assets in municipal securities of non-California municipal issuers, the interest on which is excluded from gross income for federal income tax purposes, but which is subject to California personal income taxes. When the manager believes that market conditions warrant adoption of a temporary defensive investment posture, the fund may invest without limit in non-California municipal issuers and in "Temporary Investments" as described below.

Non-diversified Classification

The fund is classified as a non-diversified investment company under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The fund's assumption of large positions in the obligations of a small number of issuers may cause the fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

Use of Ratings as Investment Criteria

In general, the ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest, as well as general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix contains information concerning the ratings of Moody's, S&P and other NRSROs and their significance.

Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold the Municipal Bonds. In addition, to the extent that the ratings change as a result of changes in such organizations, or their rating systems or because of a corporate restructuring of Moody's or S&P or other NRSRO's, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating by any NRSRO, or deemed by the manager to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

Low and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk.
 During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets.
 The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

The yield on Municipal Bonds is dependent upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation offered and the rating of the issue.

Municipal Bonds also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially affected.

Municipal Leases. The fund may invest without limit in "municipal leases," which generally are participations in intermediate and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment.
 Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose yearly. In addition to the "non-appropriation" risk, these securities represent a new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

Private Activity Bonds. The fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal Bonds are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

Zero Coupon Bonds.  The fund may also invest in zero coupon bonds.
 Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.


When-Issued Securities. The fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established on the fund's books. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or California state personal income tax.

When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain an advantageous price.

Repurchase Agreements. The fund may agree to purchase securities from a bank or securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the agreed date would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.
Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the fund's Board of Directors ("Board of Directors" or "Board"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."
By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the fund's ability to recover the loaned securities or dispose of the collateral for the loan. Temporary Investments. Under normal market conditions, the fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments. When the fund is maintaining a defensive position, the fund may invest in short-term investments ("Temporary Investments") consisting of: (a) tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or the equivalent rating from an NRSRO or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody's, S&P or the equivalent rating from an NRSRO; and (b) the following taxable securities: obligations of the United States government, its agencies or instrumentalities ("U.S. government securities"), repurchase agreements, other debt securities rated within the three highest grades by Moody's, S&P or the equivalent rating from an NRSRO, commercial paper rated in the highest grade by any of such rating services, and certificates of deposit of domestic banks with assets of $1 billion or more. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's total assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or shares of the fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions. For the fiscal year ended February 28, 2001, the fund did invest in taxable Temporary Investments.

Financial Futures and Options Transactions. The fund may enter into financial futures contracts and invest in options on financial futures contracts traded on a domestic exchange or board of trade. Such investments, if any, by the fund will be made for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. The futures contracts or options on futures contracts that may be entered into by the fund will be restricted to those that are either based on a municipal bond index or related to debt securities, the prices of which are anticipated by the manager to correlate with the prices of the California Municipal Securities owned or to be purchased by the fund.

In entering into a financial futures contract, the fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade which may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.
A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a financial futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.

Regulations of the Commodity Futures Trading Commission applicable to the fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on a deposit for the contracts.


Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect the fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin.
 In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

When the fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged.

Options on Financial Futures Contracts. The fund may purchase put and call options on futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected. Options on futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

There are several risks relating to options on futures contracts.
 The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the manager, which could prove to be inaccurate. Even if the manager's expectations are correct there may be an imperfect correlation between the change in the value of the options and of the fund's portfolio securities.

Other Investments. The fund may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable. The fund also is authorized to borrow an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 6 below may not be changed without the approval of the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by the fund's Board of Directors at any time. The fund's investment objective is fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the fund.

The fund may not:

	1.	Issue "senior securities" as defined in the 1940 Act and
the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.
	2.	Invest more than 25% of its total assets in securities,
the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3. 	Borrow money, except that (a) the fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

	4.	Make loans.  This restriction does not apply to: (a) the
purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.
	5.	Engage in the business of underwriting securities issued
by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933 as amended, in disposing of portfolio securities.

	6.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

	7. 	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

8. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

9. Purchase or sell oil and gas interests.

	10.	Invest more than 5% of the value of its total assets in
the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S.
government securities. For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.

	11.	Invest in companies for the purpose of exercising
control.

	12.	Engage in the purchase or sale of put, call, straddle or
spread options or in the writing of such options, except that the fund may purchase and sell options on interest rate futures contracts.

Certain restrictions listed above permit the fund to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA EXEMPT OBLIGATIONS

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by a fund. Obligations of the state or local governments may also be affected by budgetary pressures affecting the State of California (the State) and economic conditions in the State. Interest income to a fund could also be adversely affected.

Alternative Minimum Tax

As long as the fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income taxes are excludable from gross income. For a fund to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains. California has an alternative minimum tax similar to the federal alternative minimum tax described above. However, the tax base for the California alternative minimum tax does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends will not be exempt from California corporate income or franchise taxes.

Risk of Concentration In a Single State

The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of California's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which the fund's assets are invested may include debt obligations of the municipalities and other subdivisions of California issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most alternative minimum tax-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See "Appendix A" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation.
 Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

Municipal Market Volatility. Municipal securities can be affected significantly by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
 In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.
 Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be affected negatively by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, or the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline significantly in value.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the California legislature that would affect the state tax treatment of a municipal fund's distributions.
 If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
 Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

Education. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

RISK FACTORS

The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of California, Puerto Rico, Guam and the U.S. Virgin Islands, and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The fund has not undertaken to verify independently such information and the trust assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on Alternative Minimum Tax-Subject bonds in which the fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

Following is a brief summary of select state factors affecting the fund. It does not represent a complete analysis of every material fact effecting the state's debt obligations. The summary is based on a sampling of offering statements for the debt of the state's issuers, data from independent rating agencies, and/or data reported in other public sources. The funds have not independently verified this information, and will not update it during the year.

General. During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly starting in 1995, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. In early 2001, several factors, including energy difficulties, the national economic slowdown and a cyclical slowdown in the high technology sector, could lead to slower economic growth in the future. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors. California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 34 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration.
Total personal income in the State, at an estimated $991 billion in 1999, accounts for almost 13% of all personal income in the nation.
 Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Recovery did not begin in California until 1994, later than the rest of the nation, but since that time California's economy has outpaced the national average. By mid-2000, unemployment in the State was under 5%, its lowest level in three decades. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and nonresidential construction. Residential construction has increased since the lows of the early 1990's but is lower than during the previous expansion in the 1980's. Exports have been very strong, especially to Asia, Latin America and Canada. Following the strongest growth in a decade in 1999 and 2000, the State's economy is projected to grow more slowly in 2001. The nationwide economic slowdown was not felt strongly in California through the end of 2000 (California had 90% of new job growth in the nation in the fourth quarter of 2000), but may affect the economy in 2001. The high technology sector has also shown signs of a cyclical slowdown. Widely publicized difficulties in California's energy supplies pose some risks to the economy, especially if there are prolonged blackouts or shortages of natural gas, but these factors, and the impact of rising energy prices, are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1997 revealed that California ranked 49th of the 50 states in energy expenditures as a percentage of state domestic product. Nevertheless, slower than expected economic growth, or significant interruptions in energy supplies, could adversely affect the State's revenues.

Recent Development Regarding Energy. California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue for several years. Energy usage in the State has been rising sharply with the strong economy, but no new power generating plants have been built since the 1980's. The three major investor-owned utilities in the State ("IOUs") have been purchasing electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, while the retail prices they can charge their residential and small business customers have been capped at specified levels. Starting in mid-2000, power purchase costs exceeded retail charges, and the IOUs incurred substantial losses and accumulated large debts to continue to purchase power for their customers. As a result, the credit ratings of the IOUs have deteriorated, making it difficult to continue to purchase power. The two largest IOUs have reported they are in default in paying certain of their obligations, and may be forced into bankruptcy.

In mid-January 2001, there were rolling electricity blackouts in northern California affecting millions of customers. The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases are initially being funded by advances from the State's General Fund; about $1.8 billion was expended in the first six weeks. DWR is entitled to repayment from a portion of retail end use customer's payments, remitted through the IOUs, but these amounts will not equal the power purchase costs.
 The balance is intended to be funded from the issuance of up to $10 billion of revenue bonds, expected to be issued by mid-2001. Pending implementation of these repayment mechanisms, the State has sufficient cash reserves and available internal borrowings to fund DWR power purchases for many months. The revenue bonds will be repaid from a dedicated revenue stream derived from customer payments. DWR has the legal power to set retail rates at a sufficient level to recover all its costs. These bonds will not be backed in any way by the faith and credit or taxing power of the State.

The State is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and will come on line in 2001-2003. As noted, the State is seeking longer term power supply contracts at lower costs. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

Natural gas prices in California have been increasing significantly as a result of limited pipeline capacity into the State, and nationwide price increases. The prices nationally may remain high for some time until additional supplies are produced, as natural gas prices are not regulated. One of the State's IOUs also supplies natural gas, and its credit difficulties have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

A number of additional plans are under consideration by the State Legislature, including the authorization of State agencies to own, build or purchase power generation or transmission facilities and assist energy conservation efforts. Plans are also being considered to assist the IOUs repay their debts incurred in purchasing power; these may include a State purchase of their transmission facilities, funded also with revenue bonds. A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the California Public Utilities Commission may charge retail customers, financial responsibility for purchases of power by the IOUs, and various antitrust and fraud claims against energy suppliers.

Constitutional Limitations on Taxes, Other Charges and Appropriations. Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.
Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been affected.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.
"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions.
 The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. For the last ten years, appropriations subject to limitation have been under the State's limit. However, because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $700 million above the limit. No refund will occur unless the State also exceeds its limit in fiscal year 2000-01; the State Department of Finance estimates the State will be about $3.6 billion below its appropriation limit in fiscal year 2000-01.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of February 1, 2001, the State had outstanding approximately $22.6 billion of long-term general obligation bonds, plus $800 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $14.9 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1999-2000, debt service on general obligation bonds and lease purchase debt was approximately 3.7% of General Fund revenues.

Recent Financial Results. The principal sources of General Fund revenues in 1999-2000 were the California personal income tax (55 percent of total revenues), the sales tax (29 percent), bank and corporation taxes (9 percent), and the gross premium tax on
insurance (2 percent).   An estimated 20% of personal income tax
receipts (10% of total General Fund) is derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile. The State has taken account of the recent drop in stock market levels and reduced its estimated receipts from these revenues in the future.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

Recent Budgets. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion.
 With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.

The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97.
 In 1998-99 and 1999-2000, significant new spending programs were also enacted, particularly for education. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the
SFEU) totaled $8.7 billion at June 30, 2000.

The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding has increased to over $6,700 per pupil in FY 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996.
 The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions.
 The full 67.5% percent VLF cut will be offset by about $2.6 billion in General Fund money in FY 2000-01, and $3.6 billion for fiscal year 2001-02. Other tax cuts included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures.

Fiscal Year 2000-01 Budget. By the spring of 2000, as the fiscal year 2000-01 budget was being enacted, the Administration released updated revenue and expenditure projections for 1999-2000 and 2000-
01. These reports showed that the State's very strong economy together with the strong stock market, resulted in extraordinary growth in revenues, particular personal income taxes. The Administration revised its revenue estimates for 1999-2000 upward to $71.2 billion, an increase of $8.2 billion above the original Budget Act estimate. Expenditures were projected to increase to about $67.2 billion. The Administration's projected balance in the SFEU at June 30, 2000 increased from about $880 million at the time of the original Budget Act to over $8.7 billion. As noted above under "Constitutional Limitations on Taxes, Other Charges and Appropriations," the extraordinary and rapid growth of State revenues placed the State $700 million over its Constitutional appropriations limit in fiscal year 1999-2000.

The Administration estimated over $12 billion additional revenue for the fiscal years 1999-2000 and 2000-01, compared to initial estimates made in January 2000. The 2000-01 Budget Act (the "2000 Budget Act") was signed on June 30, 2000. The spending plan assumed General Fund revenues and transfers of $73.9 billion, and appropriated $78.8 billion (the difference coming from the SFEU surplus generated in fiscal year 1999-2000). To avoid pressures on future budgets, the Administration devoted about $7.0 billion of the new spending on one-time expenditures and investments.

The Administration estimated that the SFEU would have a balance of $1.781 billion at June 30, 2001. The Governor also held back $500 million as a set-aside for litigation costs, which have been spent.
 Because of the State's strong cash position, the Administration announced the State would not undertake any revenue anticipation note borrowing in 2000-01.

The largest program in the 2000 Budget Act is aid to K-12 school districts, which increased by $3.0 billion above 1999-2000 levels.
 There was also a large increase in funding for the public higher education systems, and for health and welfare programs. New investments were made for capital outlay, including $2.0 billion General Fund support for transportation projects, to supplement gasoline taxes normally used for those purposes, part of a six-year $6.9 billion transportation package. A total of about $1.5 billion was devoted to tax relief, including the additional VLF reduction described above under "Recent Budgets." The Legislature also enacted a one-time tax relief package for senior citizen homeowners and renters was valued at about $150 million, a personal income tax credit for credentialed teachers ($218 million) and a refundable tax credit for child care expenses ($195 million). The 2000 Budget Act included a $200 million unrestricted grant to cities and counties, as well as about $200 million in funding to support various local law enforcement programs.

Although, as noted, the Administration projected a budget reserve in the SFEU of about $1.78 billion on June 30, 2001, the General Fund fund balance on that date also reflects $350 million of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level.
 Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 2000-01 Budget Act contained a $350 million appropriation from the General Fund toward this settlement.

Reports since the FY 2000-01 Budget Act was enacted showed that revenues were significantly higher than projected through the first half of the fiscal year. As a result, the State will reduce its sales tax by 0.25% for at least one year, starting January 1, 2001.
 This will result in about $1.15 billion in lower revenues during calendar year 2001.

On January 10, 2001, the Governor released his proposed Budget for fiscal year 2001-02 (the "Governor's Budget"). The Governor's Budget estimated that General Fund revenues in fiscal year 2000-01 would be about $76.9 billion, $3.0 billion above the estimates when the 2000-01 Budget Act was signed. Expenditures for 2000-01 were estimated to be about $79.7 billion, $0.9 billion above the original spending plan. The Governor's Budget revised the estimate for the SFEU, the budget reserve, at June 30, 2001 from $1.78 billion to $5.85 billion. As noted above, however, the State is currently expending some of these funds for energy purchases, although the advances are expected to be repaid.

The Governor's Budget projects General Fund revenues in fiscal year 2001-02 of $79.4 billion, a 3.3 percent increase over the current year. This estimate assumes slower economic growth in 2001-02 than in the previous year, and assumes lower stock option income and the effect of the lower sales tax. A more current estimate of fiscal year 2001-02 revenues will be made in May 2001 before the final budget is adopted. Estimates may be reduced if economic activity is more strongly affected by the energy situation or the national economic slowdown. The Governor's Budget proposes $82.9 billion in expenditures, a 3.9 percent increase over the prior year, utilizing a portion of the expected surplus. The Governor's Budget proposes to fund reserves of $2.4 billion, of which $500 million will be a set-aside for unplanned litigation costs. The final 2001-02 budget is expected to be adopted by July 1, 2001 after further deliberation by the Legislature and the Governor.

Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of February, 2001 were assigned ratings of "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. In January 2001, Standard & Poor's placed California's senior ratings on Credit Watch with negative implications as a result of the energy situation.

There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition
13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For the last several years, the State has also provided $100 million annually to support local law enforcement costs. In 2000-01, the State provided $200 million in unrestricted grants to cities and counties.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake).
 In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.
Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies.
 Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

PUERTO RICO. The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. The Manager has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.

The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 1999, trade with the United States accounted for approximately 87% of Puerto Rico's exports and approximately 60% of its imports. In this regard, in fiscal 1999
Puerto Rico experienced a $9.6 billion positive adjusted merchandise trade balance.

Gross product in fiscal 1995 was $28.5 billion ($26 billion in 1992 prices) and gross product in fiscal 1999 was $38.2 billion ($29.8 billion in 1992 prices). This represents an increase in gross product of 34.4% from fiscal 1995 to 1999 (14.8% in 1992 prices).

Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1999, aggregate personal income was $37.2 billion ($33 billion in 1992 prices) and personal per capita income was $9,674 ($8,571 in 1992 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1999 were $8.1 billion, of which $5.3 billion, or 65.4%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veteran's Benefits, Medicare, and U.S. Civil Service retirement pensions.

Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five-year period from fiscal 1995 through fiscal 1999. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, low oil prices, and the relatively low cost of borrowing funds during the period.

The performance of the economy during fiscal 2000 and 2001 will be affected principally by the performance of the United States economy and by the increase in oil prices and, to a lesser extent, by the level of interest rates. Since Puerto Rico is heavily dependent on oil imports for its energy needs, if oil prices remain at their current high level for a long period of time, that could have an adverse effect on the level of economic activity in Puerto Rico.

Average employment increased from 1,051,000 in fiscal 1995, to 1,158,000 in fiscal 2000. Average unemployment decreased from 13.8% in fiscal 1995, to 12.5% in fiscal 1999. According to the Labor Department's Household Employment Survey, during fiscal 2000, total employment increased 1.1% over the same period in fiscal 1999.
Total monthly employment averaged 1,158,500 during fiscal 2000, compared to 1,145,900 in fiscal 1999. Unemployment, although at relatively low historical levels, remains above the U.S. average.

Puerto Rico has a diversified economy. During the period between fiscal 1995 and 1999, the manufacturing and services sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: manufacturing, services, and government. Manufacturing is the largest sector in the economy accounting in terms of gross domestic product for $26.3 billion or 43.8% of gross domestic product in fiscal 1999. The manufacturing sector employed 139,663 workers as of March 2000. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades, industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, medical products, and electrical products industries in Puerto Rico over the last decade. While total employment in the manufacturing sector decreased by 13,610 from March 1997 to March 2000, other indicators of the manufacturing sector suggest that manufacturing production did not decrease. Average weekly hours worked increased 6%, industrial energy consumption increased 6.2%, and exports increased 63.5% from fiscal 1997 to fiscal 2000. Thus, the reduction in manufacturing employment occurred during a period of significant expansion in real manufacturing output, as reflected in the growth of exports. This trend suggests a significant increase in manufacturing productivity.
 Most of the decreases in employment have been concentrated in the labor-intensive industries, particularly apparel, textile, and tuna manufacturing. In fiscal 2000, 73 manufacturing plants closed their operations, and the number of jobs lost from those closings amounted to 2,691, compared to 54 plant closings and 2,369 jobs lost in fiscal 1999. Employment commitments from companies making new investments and from companies expanding their existing operations increased 51.2% from fiscal 1999 to fiscal 2000. For fiscal 2000, commitments for new employment and new investment (machinery and equipment) amounted to 29,275 and $835.3 million, respectively.

The services sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and it is the sector that employs the greatest number of people. In fiscal 1999, the service sector generated $22.2 billion in gross domestic product or 37.1% of the total. Employment in this sector grew from 495,160 in fiscal 1995 to 577,921 in fiscal 1999, a cumulative increase of 16.7%. This increase was greater than the 9.1% cumulative growth in total employment over the same period. Wholesale and retail trade, finance, insurance, and real estate have experienced significant growth in the fiscal 1995 to 1999 period, as measured by gross domestic product. Gross domestic product in wholesale and retail trade increased from $6.0 billion in fiscal 1995 to $7.9 billion in fiscal 1999. In finance, insurance, and real estate, gross domestic product increased from $5.7 billion in fiscal 1995 to $8.3 billion in fiscal 1999. There are now seventeen commercial banks and trust companies currently operating in Puerto Rico of which one is a U.S. major money center bank, three are foreign banks, and thirteen are local banks and trust companies. Total assets of these institutions as of June 30, 1999 were $45.3 billion. In addition, six major securities firms operate in the island.
The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1999, the government accounted for $5.5 billion of Puerto Rico's gross domestic product, or 9.2% of the total, and provided 245,865 jobs or 21.4% of the total employment. The government sector employment does not include data relating to public corporations, which are included in other sectors. These public corporations include significant employers such as the Electric Power Authority and the Aqueduct and Sewer Authority. The government's (including the public corporations) share of employment, measured according to the payroll survey, has diminished from 34.9% in calendar 1980, to 32.9% in calendar 1992, to 27.6% in calendar 1999. On February 25, 1998, the Governor signed into law Act No. 45, which permits the unionization of government employees (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; annual salary increases are limited; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. Negotiations of non-economic conditions with government employees pursuant to this bill commenced in fiscal 2000 and negotiations of economic conditions will commence in fiscal 2001.

The construction industry has experienced real growth since fiscal 1987. During the period from fiscal 1996 through fiscal 1998 construction investment increased 54%. In fiscal 1999, investment in construction rose to an unprecedented $6.6 billion, an increase of 23.9% as compared to $5.4 billion for fiscal 1998. The strong growth in the construction industry resulted from increased public and private investment in the past few years. Nominal public investment in key infrastructure projects increased 9.1% in fiscal 1999 and 5.7% in fiscal 1998. Private construction investment, particularly in housing and hotels, increased 41.0% in fiscal 1999 and 25.9% in fiscal 1998. In fiscal 1999 private construction investment exceeded public investment for the first time since 1974.
 The growth in private construction investment during fiscal 1999 is attributable primarily to the high level of housing reconstruction carried out in response to the damages caused by Hurricane Georges. During fiscal year 1999, the total value of construction permits increased 17.2% and cement sales increased 6.7% in comparison with fiscal 1998. In fiscal 1999, the average employment in the construction sector was 77,771, an increase of 12.7% over fiscal 1998. The Planning Board's construction investment forecast for fiscal 2000, made in July 1999, projected a nominal increase of 11.9% attributable primarily to the construction of large infrastructure projects, commercial projects and other investments related to the damages caused by Hurricane Georges.

During the first eleven months of fiscal year 2000, the total value of construction permits increased 46.5 % and total cement sales decreased 0.8% in comparison with the same period in fiscal 1999. The average employment in the construction sector during the first eleven months of fiscal 2000 was 85,386, an increase of 10.3% over the same period in fiscal 1999.

Tourism also contributes significantly to the island economy, accounting for 6.4% of the island's gross domestic product in fiscal 1998. Total visitor's expenditures accounted for 5.6% of the island's gross product in fiscal 1999, compared to 6.4% in fiscal 1998. Visitors' expenditures and the number of visitors to the island had grown consistently from 1985 to 1998, reaching $2.2 billion, and more than 4.6 million, respectively, in fiscal 1998.
 In fiscal 1999, however, the number of visitors to the island decreased to 4.2 million and visitors' expenditures decreased to $2.1 billion, a decrease of 4.2% compared to fiscal 1998, due in part to the effect of Hurricane Georges, which struck the island in September 1998. The number of persons registered in tourist hotels during fiscal 1999, however, increased 1.1% over the number registered for fiscal 1998. The average occupancy rate in tourist hotels during fiscal 1999 was 75.4% compared to 70.9% in fiscal 1998. The average number of rooms rented in tourist hotels increased 6.8% during fiscal 1999 compared with fiscal 1998. These increases are due in part to the increased marketing by the Government of Puerto Rico, the trends in U.S. economy, and increased hotel usage by Puerto Rico residents. Since fiscal 1992, a number of major hotels have undergone substantial renovation and more than 2,680 new rooms have been added with the opening of several major hotels. Various international hotel corporations have recently made substantial capital investments to develop additional tourist facilities. As of June 30, 2000, the total number of hotel rooms was 11,928 with the completion and renovation of several new hotels.
 A major reason for this increase in rooms has been the initiatives of the New Economic Model that encourage private development in tourism projects.
During the first ten months of fiscal 2000 the number of persons registered in tourist hotels was 1,194,817, an increase of 0.6% over the number registered for the same period in fiscal 1999. The average occupancy rate in tourist hotels during this period was 74.4% compared to 75.1% in fiscal 1999. The average number of rooms rented in tourist hotels increased 1.8% during the first ten months of fiscal 2000 compared with the same period of fiscal 1999.

San Juan has become the largest homeport for cruise ships in the Caribbean and the second largest home for cruise ships in the world.

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and quality of produce, and stimulating import substitution where economically feasible. During fiscal 1999, gross income from agriculture was $668.4 million, a decrease of 5.5% in comparison with fiscal 1998 due in part to the effects of Hurricane Georges, which struck the island in September 1998. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, cattle products, farinaceous vegetables, fruits, and other products. Recently, cattle products, non-traditional crops, and livestock products have contributed a higher percentage of the sector's income.
The Government of Puerto Rico supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225, approved December 1, 1995, increased the tax benefits available to bona fide farmers. The Act provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes, and tariff payments. It also provides full income tax exemption for interest income from bonds, notes, and other debt instruments to be issued by financial institutions to provide financing to agricultural business. Subsequent legislation imposed an aggregate annual limitation of $15 million on the investment tax credits available under Act. No. 225.

The present administration has developed and is implementing a new economic development program, which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.

The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline, cogeneration facilities, and the construction of a light rail system for the San Juan metropolitan area.

The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act was enacted providing special tax incentives for the development of new hotel projects. In November 1993, the Tourism Development Fund was created for the purpose of promoting capital investments in and providing financing to entities that contribute to the development of the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction, which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 11,928 at the end of fiscal 2000 and to a projected 12,650 by the end of fiscal 2000.

The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain governmental operations and sold a number of its assets to private parties.
Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Shipping Authority; (ii) the Aqueduct and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day pipeline to deliver water to the San Juan metropolitan area and other municipalities along the north coast from the Dos Bocas reservoir in Utuado; (iii) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of approximately 961 megawatts), using fuels other than oil, will be constructed, operated and owned by these producers; (iv) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (v) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vi) the Government has also transferred to local sugar cane growers certain sugar processing facilities; (vii) the Government sold three hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (viii) the Government sold a controlling interest in the Puerto Rico Telephone Company ("PRTC"), a subsidiary of the Telephone Authority, to a consortium led by GTE International Telecommunications Incorporated.

One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering all municipalities on the island. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of July 28, 2000, approximately 1.75 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 2000 of approximately $1.07 billion, of which approximately $833 million will be covered by appropriations from the General Fund. It is expected that the number of participants will increase to approximately 2.16 million persons by the end of fiscal 2001. The required insurance premiums will increase to approximately $1.38 billion and the required appropriations from the General Fund will increase to approximately $1.1 billion. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government has sold forty-eight health facilities to private companies and to municipal Governments and is currently in the process of closing the sale of twenty additional health facilities to such companies. In addition, the Government recently published a final notice stating its intention to privatize the remaining eleven health facilities.

Since 1948, Puerto Rico has promulgated various industrial incentive laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities are eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law"), a new industrial incentives law aimed at attracting and retaining foreign investment in Puerto Rico.

The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Law, companies are able to repatriate or distribute their profits free of dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the government of Puerto Rico, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate.

For many years Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993, provides exemptions from income, property, and municipal license taxes for a period of up to 10 years. In addition, it provides certain tax credits for qualifying investments in hotel development projects.

As part of the incentives to promote the tourism industry, the Government of Puerto Rico established the Tourism Development Fund as subsidiary of GDB with the authority to make investments in, or provide financing to, entities that contribute to the development of the tourism industry. The Fund was initially capitalized with $50,000,000 and was authorized to provide financial guarantees for financing hotel development projects. To date the Fund has provided financial guarantees to private entities issuing bonds or borrowing funds to finance the development of seven hotel projects, which provided approximately 1,500 new hotel rooms.

For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits and other qualifying expenditures (the "economic activity limitation," also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto
Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.

Section 30A. The 1996 Amendments added a new Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").

A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a
Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and
(iv) does not add a "substantial new line of business."

The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

A QDC electing Section 30A of the Code may compute the amount of its active business income eligible for the Section 30A Credit, by using either the cost-sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.

In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995 (the "income cap"). Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.

Section 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost sharing payment in the amount required under section 936; (B) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.

As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The
Section 936 credit is eliminated for taxable years beginning in 2006.

Proposal to Extend the Phaseout of Section 30A. During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses.
 Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998, fiscal 1999, and fiscal 2000 budgets submitted by President Clinton to Congress included a proposal to modify Section 30A to (i) extend the availability of the
Section 30A Credit indefinitely; (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and
(iii) eliminate the income cap. This proposal was not included in the 1998, 1999, or 2000 budgets approved by Congress. The fiscal 2001 budget submitted by President Clinton included a proposal to extend the Section 30A Credit for three years and make it available to companies establishing new operations, but would make the credit subject to the existing income cap. Two bills were recently introduced in Congress in one case to extend the Section 30A Credit until 2009 and in the other extend it until the Puerto Rico economy reaches a level closer to that of the U.S. economy. Both bills would make the Section 30A Credit applicable to newly established companies and new lines of businesses and would remove the income cap. While the Government of Puerto Rico plans to continue lobbying for these proposals, it is not possible at this time to predict whether the Section 30A Credit will be so modified.

Outlook. The Government of Puerto Rico believes that the phase out of Section 936 and 30A will not have a significant adverse effect on the economy of Puerto Rico. It believes that, notwithstanding the loss of the federal income tax benefits provided by Sections 936 and 30A, the tax and other benefits offered by Puerto Rico to U.S. and foreign investors will enable it to continue attracting and retaining investments in manufacturing and service operations. Some of the factors which the Government believes will continue to make Puerto Rico an attractive jurisdiction for U.S. and foreign companies to conduct manufacturing and service operations include: low Puerto Rico corporate tax rates ranging from 2% to 7%; "super deductions" for job training and research and development; availability of industrial facilities at competitive rental rates; an accelerated permitting process; availability of a highly skilled and educated labor force and a well developed infrastructure for business operations, including a sophisticated legal and financial system and modern and reliable electric, transportation, and telecommunications networks. One of the reasons the Government believes that many U.S. corporations formerly operating under
Section 936 will remain in Puerto Rico during and after the phase out of Section 936 and 30A is that, since the beginning of the phase out period, many of them have converted from U.S. corporations to foreign corporations, including Puerto Rico corporations. As a result, these corporations will be able to defer the payment of federal income taxes on the profits generated by their manufacturing and service operations in Puerto Rico until such time as such profits are distributed to their U.S. parent company. The Government believes that this deferral, coupled with the local tax exemption and other benefits offered by Puerto Rico, is sufficient to offset the loss of the credits provided by Sections 936 and 30A.
 Another reason is that many companies have obtained new grants of tax exemption under the 1998 Tax Incentives Law and have made commitments to increase their employment and make new capital investments. Since fiscal 1997, 234 companies have either established new operations in Puerto Rico or expanded their existing operations in Puerto Rico. The level of exports of manufactured products and other economic indicators suggest that so far the level of manufacturing operations has remained strong during this phase out period. While the Government believes that these indicators suggest that the economy will not be affected significantly by the elimination of Sections 936 and 30A, there can be no assurance that such phase out will not have an adverse effect on the economy.

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes, and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Historically, the Commonwealth has maintained a fiscal policy, which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. During fiscal 1996, 1997, and 1998, however, public sector debt increased at a greater rate than the growth of gross product due to an increase in the amount incurred to finance certain key infrastructure projects, which are important to the development of the economy and are expected to produce long term economic benefits, and debt incurred to refinance outstanding debt to enable Puerto Rico to benefit from the historically low levels of interest rates and realize debt service savings. From fiscal 1996 to 1999, public sector debt increased 28.7% while gross product increased 25.9%. During fiscal 1999, public sector debt increased 1.6% while gross product increased 9.2%. One of the reasons why the growth in public sector debt during fiscal 1999 was much lower than in prior fiscal years is that during fiscal 1999 $756 million principal amounts of bonds of the Telephone Authority were decreased in connection with the sale to a private company of a controlling interest in PRTC. Without such defeasance, public sector debt would have grown 5.2% during fiscal 1999. The trend of higher levels of growth of public sector debt relative to the growth in gross product is expected to continue during the next fiscal years, as the level of public sector capital investments remains high.

Public employees of the Government of Puerto Rico and its instrumentalities are covered by five retirement systems: The Employees Retirement System of the Government of Puerto Rico and its Instrumentalities (the "Employees Retirement System"), the Annuity and Pension System for the Teachers of Puerto Rico (the "Teachers Retirement System"), the Commonwealth of Puerto Rico Judiciary Retirement System (the "Judiciary Retirement System"), the Retirement System of the University of Puerto Rico (the "University Retirement System"), and the Employees Retirement System of Puerto Rico Electric Power Authority (the "Electric Power Authority Retirement System").

The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and Electric Power Authority, respectively. The Government of Puerto Rico is not required to contribute directly to those two systems, although a large portion of University revenues are derived from legislative appropriations.

The Teachers Retirement System primarily covers public school teachers, the Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Government of Puerto Rico, its municipalities, and instrumentalities. As of June 30, 1999, the total number of active members of the three systems was as follows: Employees Retirement System, 158,000; Teachers Retirement System, 48,122; and Judiciary Retirement System, 355. The three systems are financed by contributions made by employers (the Government of Puerto Rico, public corporations, or municipalities), employees, and investment income. The government is responsible for approximately 66% of total employer contributions to the Employees Retirement System and 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employees are determined by statute. Required contributions to the systems by employers are determined by statute with respect to the Teachers Retirement System and, with respect to the Employees and Judiciary Retirement Systems, by the Administrators of the Systems.
As of July 30, 1999, the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $8,308,000,000 and $118,200,000, respectively, and the unfounded pension benefit obligation for the same period was $6,450,000,000 and $44,300,000, respectively representing a funding ratio of 22% and 62%, respectively. As of June 30, 1999, the accrued pension liability of the Teachers Retirement System was $2,904,195,938, the value of assets amounted to $2,313,730,000 representing a funding ratio of 79.67% and the resulting unfounded accrued liability was $590,465,938, a decrease of $194,037,629 from the prior valuation made as of June 30, 1998.

On February 1, 1990, the Legislature of Puerto Rico enacted Act No. 1 amending the organic act of the Employees Retirement System to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contribution to the System and limited the retirement benefits for new employees by increasing the length of time for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees. Also, Act No. 305 of September 24, 1999, further amends the organic act of the Employees Retirement System to change it, prospectively, from a defined benefit system to a defined contribution system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who do not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefits system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. The Government does not credit such accounts with any contribution. Instead, Government contributions will now be used completely to reduce the unfunded accumulated pension liability of the Employees Retirement System.

Based on actuarial studies conducted by the actuary of the Employees Retirement System, it is expected that the implementation of the defined contribution system will allow the Government to reduce the current actuarial deficit of the Employees Retirement System. Also, the law approving the sale of a controlling interest in PRTC to a consortium led by GTE International Telecommunications Incorporated provides that any future proceeds received by the Government from the sale of its remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. It is recognized that it will be necessary to further strengthen the finances of the Teachers Retirement System in order to assure that combined contributions and investment income continue to exceed benefit payments, avoiding the possible future draw down of assets.

The fiscal year of the Government of Puerto Rico begins each July 1.
 The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), working with the Planning Board, the Department of the Treasury, and the other government offices and agencies. Section 7 of Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting and zero-base budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under: (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislature may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislature, the budget is referred to the Governor who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with his objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislature and the Governor is automatically renewed for the ensuing fiscal year until the Legislature and the Governor approve a new budget. This permits the Government of Puerto Rico to continue to make payments of its operating and other expenses until a new budget is approved.

Act No. 147 of June 18, 1980 created a Budgetary Fund, as amended (the "Budgetary Fund Act"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, honor the public debt, and provide for unforeseen circumstances in the provision of public services. The Budgetary Fund Act was amended in 1994 to require that an annual legislative appropriation equal to one third of one percent (.33%) of the total budgeted appropriations for each fiscal year be deposited in the Budgetary Fund. In 1997, the Budgetary Fund Act was further amended to increase the annual legislative appropriation required to be deposited in the Budgetary Fund to one percent (1%) of the total revenues of the preceding fiscal year, beginning in fiscal year 2000. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed six percent (6%) of the total appropriations included in the budget for the preceding fiscal year.
 The balance of the Budgetary Fund as of June 30, 2000 is expected to be approximately $62 million.

In Puerto Rico, the central government has many functions which in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government also makes large annual grants to the University of Puerto Rico and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Government of Puerto Rico is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Bank and Finance Agency mortgage subsidy bonds paid by the Government of Puerto Rico is included in current expenses for housing.

Approximately 25.2% of the General Fund is committed, including debt service on direct debt of the Commonwealth and on the debt of the Sugar Corporation, municipal subsidies, grants to the University of Puerto Rico, contributions to Aqueduct and Sewer Authority, and rental payments to Public Building Authority, among others.

In the fiscal 2000 budget, revenues and other resources of all budgetary funds total $10,637,811,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2000 are accounted for by increases in corporation income taxes (up $207,841,000), personal income taxes (up $196,113,000), income tax withheld from non-residents (up $180,996,000), federal excise tax on off-shore shipments (up $28,849,000), lottery revenues (up $23,438,000), general excise tax of 5% (up $8,646,000), registration and document certification fees (up $5,644,000), excise tax on alcoholic beverages (up $5,535,000), and decreases in the special excise tax on certain petroleum products (down $20,056,000) and customs revenue (down $6,335,000).

Current expenses and capital improvements of all budgetary funds total $11,225,813,000, an increase of $474,591,000 from fiscal 1999.
 The major changes in General Fund expenditures by program in fiscal 2000 are: increases in general government (up $155,519,000), health (up $119,028,000), debt service (up $89,804,000), contributions to municipalities (up $66,794,000), welfare (up $45,326,000), education (up $28,614,000), transportation and communications (up $15,673,000), special pension contributions (up $3,792,000), and housing (up $1,355,000), and decreases in other debt service (down $58,691,000), public safety and protection (down $44,133,000), and economic development (down $20,800,000).

The general obligation bond authorization for the fiscal 2000 budget was $475,000,000.

In the fiscal 2001 budget proposal revenues and other resources of all budgetary funds total $11,251,387,000 excluding balances from the previous fiscal year and general obligation bonds authorized.
 The estimated net increase in General Fund revenues in fiscal 2001 are accounted for by increases in personal income taxes (up $153,000,000), corporation income taxes (up $94,000,000), income tax withheld from non-residents (up $72,000,000), federal excise taxes on off-shore shipments (up $67,000,000), general excise tax of 5% (up $46,000,000), excise tax on motor vehicles and accessories (up $30,000,000), special excise tax on certain petroleum products (up $20,000,000), registration and document certification fees (up $10,000,000), excise tax on alcoholic beverages (up $9,000,000), and decreases in tollgate taxes (down $21,000,000).

Current expenses and capital improvements of all budgetary funds total $11,713,398,000, an increase of $457,585,000 from fiscal 2000.
 The major changes in General Fund expenditures by program in fiscal 2001 are: increases in general government (up $232,798,000), education (up $94,320,000), health (up $62,875,000), public safety and protection (up $45,460,000), debt service (up $36,874,000), other debt service (up $17,460,000), welfare tax (up $7,061,000), special pension contributions (up $6,908,000), and contributions to municipalities (up $6,730,000), and decreases in economic development (down $41,330,000) and transportation and communications (down $5,394,000).

The general obligation bond authorization for the fiscal 2001 budget is $400,000,000.

GUAM. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. The recent Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998.
 In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. For fiscal 1998, however, Guam incurred a $21 million deficit and ended the year with a negative unreserved general fund balance of $158.9 million. Another deficit is expected in 1999. While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future.
 U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.
 Overall, as of May 18, 2000, S&P's outlook for Guam was negative due to Guam's continued weak financial position and inability to meet the goals of the financial plan.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands (USVI) has suffered numerous years of budget imbalances. Since fiscal 1989, USVI has incurred budget deficits in all but four fiscal years. As of June 30, 1999, the accumulated deficit was close to $341 million. To help finance this deficit, the government issued a $300 million bond which allowed it to meet a $13 million payroll payment and to begin to pay off the backlog of payments to vendors. The Virgin Islands' large public sector payroll (approximately 32.8% of employment), relatively small private sector that is dependent on tourism and related services (21% of employment), and heavy reliance on taxes as a revenue source (close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems. The USVI is not experiencing the record economic boom that the mainland is. In 1999, employment decreased 1.7% following two years of minimal growth. The 1999 unemployment rate was 4.8% which is the lowest level since 1993.
The USVI is highly dependent on tourism, which contracted in 1999.
 While the islands have experienced an increase in hotel occupancy, the majority of visitors come via cruise ships. The number of cruise ship passengers decreased 12% in 1999, which resulted in an overall decline of 8% for tourism for the year. A significant reason for the decrease in cruise ships was due to the damage suffered to the docks from recent hurricanes. After Hurricane Jose in October 1999, only 39 ships were able to dock in October compared to 65 in October 1998. In September 1998, the Department of Interior Office of Inspector General issued an audit report on the Virgin Islands. It noted that while the Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the Virgin Islands has developed a five-year economic recovery plan. Central to this plan is a reduction in government spending. In June 1999, the governor implemented a strict hiring freeze and mandated a 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October, the government and Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is new, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

PORTFOLIO TRANSACTIONS

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 1999, 2000 and 2001 fiscal years, the fund has paid no brokerage commissions.

Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The fund also may execute portfolio transactions through Salomon Smith Barney and its affiliates in accordance with rules promulgated by the SEC.

While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts.
 When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

PORTFOLIO TURNOVER

The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 1999, 2000 and 2001 fiscal years, the fund's portfolio turnover rates were 13%, 29% and 29%, respectively.

PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:



Amount of
Investment

Sales Charge as
a %
Of Transaction

Sales Charge as
a %
of Amount
Invested
Dealers'
Reallowance as %
of Offering Price
Less than $25,000
4.00%
4.17%
3.60%
$ 25,000 - 49,999

3.50

3.63

3.15
50,000 - 99,999

3.00

3.09

2.70
100,000 - 249,999

2.50

2.56

2.25
250,000 - 499,999

1.50

1.52

1.35
500,000 and over

 *

 *

 *

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class
A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares-Deferred Sales Charge Alternatives" and "Purchase of Shares-Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2002 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

General

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. A Service Agent may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services (each, a "sub-transfer agent") are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup Inc. ("Citigroup") and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by a sub-transfer agent. Share certificates are issued only upon a shareholder's written request to a sub-transfer agent. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Service Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders can invest at least $25 on a monthly basis or at least $50 on a quarterly basis (not available to PFS Accounts) to charge the shareholder's account held with a bank or other financial institution on a monthly (not available to PFS Accounts) or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or a sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(f) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; and (g) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by ''any person'' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more (for PFS Investment Accounts - $25,000 or more) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the ''Amount of Investment'' as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your Service Agent or Citi Fiduciary Trust Company (the "transfer agent") to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or a sub-transfer agent for further information.


Deferred Sales Charge Provisions

"Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed.
 Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


Year Since Purchase Payment Was Made

Deferred sales charge

First

4.50%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see ''Exchange Privilege''); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see ''Automatic Cash Withdrawal Plan'') (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and
(d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant.

PFS Accounts

Initial purchase of shares of the fund must be made through a PFS Investments Registered Representative by completing the appropriate application found in the prospectus. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 105033, Atlanta, GA 30348. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFS Investments Inc. ("PFSI") and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. Share certificates are issued only upon a shareholder's written request to a sub-transfer agent. A shareholder that has insufficient funds to complete any purchase will be charged a fee of up to $30 per returned purchase by Primerica Shareholder Services.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts. Subsequent investments of at least $50 may be made for each Class.
 For the fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact the Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient funds to complete the transfer will be charged a fee of up to $30 by Primerica Shareholder Services. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $30 by Primerica Shareholder Services. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the ACH. Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A $10 fee for each tax form will be assessed.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at
(800) 544-5445.

DETERMINATION OF NET ASSET VALUE

Each class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Board of Directors. A security that is primarily traded on a domestic or foreign exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the bid and asked price. Over-the-counter securities are valued at the mean between the bid and asked price. If market quotations for those securities are not readily available, they are valued at fair value, as determined in good faith by the fund's Board of Directors. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's Board of Directors.

Short-term investments maturing in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost reflects fair value of those investments. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's Board of Directors.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The method of computing the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or, as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distributions in Kind. If the fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

a. Salomon Smith Barney Accounts

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

Smith Barney California Municipals Fund Inc.
Class A, B, L or Y (please specify)
c/o PFPC Global Fund Services
P.O. Box 9699
Providence, RI 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form. Redempton proceeds will be mailed to shareholder's address of record.

Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by a sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

Redemptions. Redemption requests of up to $50,000 of any class or classes of shares of the fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged.
 Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange
Program.   Neither the fund nor its agents will be liable for
following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded).
 The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share Price" in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

b.	PFS Investments Accounts

Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to a sub-transfer agent, Primerica Shareholder Services, at P.O. Box 105033, Atlanta, Georgia 30348-5033. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at
(800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 45 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern standard time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 45 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 9:00 a.m. and 6:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

A shareholder may utilize Primerica Shareholder Services FAX to redeem the shareholder's account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to Primerica Shareholder Services at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach Primerica Shareholder Services by FAX, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above. Facsimile redemptions received by Primerica Shareholder Services prior to 4:00 p.m. Eastern time on a regular business day will be processed at the net asset value per share determined that day.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the ACH. Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.
 (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with a sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant or a sub-transfer agent. Withdrawal Plans should be set up with a Salomon Smith Barney Financial Consultant or a sub-transfer agent. A shareholder who purchases shares directly through a sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by a sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals.
 For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant or a sub-transfer agent.



INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator - SBFM (Manager)

SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the fund which was approved by the Board of Directors, including a majority of directors who are not "interested persons" of the fund or of SBFM. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup. Subject to the supervision and direction of the fund's Board of Directors, SBFM manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The Manager pays the salary of any officer and employee who is employed by both it and the fund. SBFM bears all expenses in connection with the performance of its services. The Manager (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of May 31, 2001 of approximately $129 billion.

As compensation for investment advisory services, the fund pays the manager a fee computed daily and payable monthly at 0.30% of the value of the fund's average daily net assets. For the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the fund paid the manager $2,989,089, $2,983,546 and $2,641,613, respectively, in investment advisory fees.

SBFM also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). The manager pays the salary of all officers and employees who are employed by both it and the fund and bears all expenses in connection with the performance of its services.

As administrator, SBFM: (a) assists in supervising all aspects of the fund's operations; b) supplies the fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state Blue Sky authorities.

As compensation for administrative services rendered to the fund, the manager receives a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million; and 0.18% in excess of $500 million. For the fiscal years ended February 28, 1999, February 29, 2000, and February 28, 2001, the fund paid the manager $1,893,181, $1,890,814 and $1,684,969, respectively, in administration fees.

The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of directors of the fund who are not officers, directors, shareholders or employees of Salomon Smith Barney or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients.
All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's Code of Ethics is on file with the SEC.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York
10019, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, serves as counsel to the directors who are not "interested persons" of the fund.

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected to serve as independent auditor of the fund and to render an opinion on the fund's financial statements for the fiscal year ending February 28, 2002.

Custodian, Transfer Agent and Sub-Transfer Agents

PFPC Trust Company, located at 8800 Tinicum Blvd., Philadelphia, Pennsylvania 19153, serves as the fund's custodian. Under the custody agreement, PFPC Trust Company holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, PFPC Trust Company receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company, located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as a sub-transfer agent to the fund. Under the transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

The fund has also engaged the services of Primerica Shareholder
Services as a sub-transfer agent for PFS Accounts. This sub-transfer agent is located at 3100 Breninridge Blvd., Bldg 200, Duluth, GA 30099.

Distributors

Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors serve as the fund's co-distributors pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the fund's Board of Directors, including a majority of the independent directors, on April 17, 2000 and July 12, 2000. Prior to and up to June 5, 2000, CFBDS, Inc. ("CFBDS") served as the Fund's Distributor.

The Distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, the Distributor, or PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested.
 In addition to the reallowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives that sell shares of each portfolio.

The Distributor has entered into a selling agreement with PFS and PFS has entered into an agreement with PFSI giving PFSI the right to sell shares of each portfolio of the fund on behalf of the Distributor. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of each portfolio as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distribution Agreement is renewable from year to year if approved (a) by the directors or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

For the period March 1, 1998 through October 7, 1998 the aggregate dollar amount of sales charges on Class A shares was $1,039,000 all of which was paid to Salomon Smith Barney. For the period October 8, 1998 through February 28, 1999 the aggregate dollar amount of sales charges on Class A shares was $779,000, $701,100 of which was paid to Salomon Smith Barney. For the 2000 fiscal year, the aggregate dollar amount of sales charges on Class A shares was $823,000, $740,700 of which was paid to Salomon Smith Barney. For the 2001 fiscal year, $876,000 was paid to Salomon Smith Barney, a portion of which was paid to CFBDS.

For the period June 12, 1998 through October 7, 1998 the aggregate dollar amount of sales charges on Class L shares was $29,000, all of which was paid to Salomon Smith Barney. For the period October 8, 1998 through February 28, 1999 the aggregate dollar amount of sales charges on Class L shares was $ 70,000, $63,000 of which was paid to Salomon Smith Barney. For the 2000 fiscal year, the aggregate dollar amount of sales charges on Class L shares was $68,000, of which $61,200 was paid to Salomon Smith Barney. For the 2001 fiscal year, the aggregate dollar amount of sales charges on Class L shares was $80,000 was paid to Salomon Smith Barney, a portion of which was paid to CFBDS.

For the fiscal years ended February 28, 1999, February 29, 2000, and February 28, 2001, Salomon Smith Barney received from shareholders
 $45,000, $31,000 and $13,000, respectively, in deferred sales charges on the redemption of Class A shares. For the fiscal years ended February 28, 1999, February 29, 2000, and February 28, 2001, Salomon Smith Barney received from shareholders $212,000, $503,000 and $325,000, respectively, in deferred sales charges on the redemption of Class B shares. For the fiscal years ended February 28, 1999, February 29, 2000, and February 28, 2001, Salomon Smith Barney or its predecessor received from shareholders $8,000, $15,000 and $4,000, respectively, in deferred sales charges on redemption of Class L shares.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The fund's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management Agreement for continuance.

Distribution Arrangements. To compensate each of Salomon Smith Barney and PFSI for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFSI are Class A shares and Class B shares. Under the Plan, Salomon Smith Barney is paid a fee with respect to shares of each portfolio sold through Salomon Smith Barney and PFSI is paid a fee with respect to shares of each portfolio sold through PFS. Under the Plan, the fund pays Salomon Smith Barney or PFSI (who pays its Registered Representative), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. The service fee is primarily used to pay Salomon Smith Barney Financial Consultants (and PFS Investment Representatives) for servicing shareholder accounts. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares (and pays PFSI with respect to Class
A and B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Salomon Smith Barney Financial Consultants, PFS Investment Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney and PFSI associated with the sale of portfolio shares, including lease, utility, communications and sales promotion expenses. The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.

For the fiscal year ended February 28, 2001, Salomon Smith Barney incurred distribution expenses totaling $2,022,160 consisting of $132,418 for advertising, $15,499 for printing and mailing of prospectuses, $998,773 for support services, $873,116 to Salomon Smith Barney Financial Consultants, and $2,354 in accruals for interest on the excess of Salomon Smith Barney expenses incurred in distributing the fund's shares over the sum of the distribution fees and deferred sales charge received by Salomon Smith Barney from the fund.

Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by Salomon Smith Barney or PFSI and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney and PFSI, amounts received under the Plan and proceeds of the deferred sales charges.

The following service and distribution fees were incurred pursuant to a Distribution Plan during the periods indicated:



Distribution Plan Fees






Fiscal Year
Ended 2/28/99

Fiscal Year
Ended 2/29/00

Fiscal Year
Ended 2/28/01

Class A

$  1,077,263

$  1,081,175

$  971,948

Class B

$  1,519,558

$  1,481,570

$  1,237,675

Class L*

$     274,706

$   319,733

$   293,851

* Class L shares were called Class C shares until June 12,
1998.


Each of PFSI and Salomon Smith Barney will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by Salomon Smith Barney are distribution expenses within the meaning of the Plan and may be paid from amounts received by Salomon Smith Barney from the Fund under the Plan.

From time to time, PFSI or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFSI may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Representatives that sell shares of each portfolio.

Under its terms, each Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the independent directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the directors and independent directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the independent directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plans, Salomon Smith Barney and PFSI will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.


VALUATION OF SHARES

The fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open by dividing the value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the fund's Board of Directors.


EXCHANGE PRIVILEGE

Shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Certain shareholders may be able to exchange shares by telephone.
 See ''Redemption of Shares-Telephone Redemption and Exchange Program.'' Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.
The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.
Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the portfolio being acquired. Salomon Smith Barney and PFS reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.
As stated in the prospectus for shares distributed through PFS, the exchange privilege is limited.

Additional Information Regarding Telephone Redemption and Exchange
Program

Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

PERFORMANCE DATA

From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may be included in the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.
 To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class it will also disclose such information for other Classes.

Yield and Equivalent Taxable Yield

A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD =2 [(a-b +1)6-1]
						 cd

Where:	 a 	= 	dividends and interest earned during the
period.
		 b	= 	expenses accrued for the period (net of
reimbursement).
 c	= 	the average daily number of shares
outstanding during the period that were
entitled to receive dividends.
	 d 	= 	the maximum offering price per share on the
last day of the period.

For the purpose of determining the interest earned (variable "a'' in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The fund's equivalent taxable 30-day yield for a Class of shares is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

The fund's yield for Class A, Class B and Class L shares for the 29-day period ended February 28, 2001 was 4.35%, 4.07% and 3.90%, respectively. The equivalent taxable yield for Class A, Class B and Class L shares for that same period was 7.88%, 7.37% and 7.06%, respectively, assuming the payment of federal income taxes at a rate of 39.1% and California taxes at a rate of 9.30%.



Average Annual Total Return

"Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

	P (1+T)n = ERV

Where:		 	P 	= 	a hypothetical initial payment
of $1,000.
T 	= 	average annual total return.
n 	=	number of years.
ERV	=	Ending Redeemable Value of a
hypothetical $1,000 investment made
at the beginning of a 1-, 5-, or 10-
year period at the end of a 1-, 5-,
or 10-year period (or fractional
portion thereof), assuming
reinvestment of all dividends and
distributions.

The fund's average annual total return for Class A shares assuming the maximum applicable sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

- 10.09% for the one-year period ended February 28, 2001.

- 5.34% for the five-year period ended February 28, 2001.

- 6.94% for the ten-year period ended February 28, 2001.

- 8.12% per annum during the period from the fund's commencement of operations on April 9, 1984 through February 28, 2001.

Class A's average annual total return assumes that the maximum applicable sales charge or deferred sales charge assessed by the fund has been deducted from the hypothetical investment. Had the maximum 4.00% sales charge not been deducted, Class A's average annual total return would have been 14.70%, 6.21%, 7.38% and 8.38%, respectively, for those same periods.

The fund's average annual total return for Class B shares assuming the maximum applicable deferred sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

- 9.56% for the one-year period ended February 28, 2001.

- 5.49% for the five-year period ended February 28, 2001.

- 6.79% per annum during the period from the fund's commencement of operations on November 6, 1992 through February 28, 2001.

Had the maximum applicable deferred sales charge not been deducted at the time of redemption, Class B's average annual total return would have been 14.06%, 5.65% and 6.79%, respectively, for the same periods.

The fund's average annual total return for Class L shares assuming the maximum applicable deferred sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

- 11.99% for the one-year period ended February 28, 2001.

- 5.39% for the five-year period ended February 28, 2001.

- 8.00% per annum during the period from the fund's commencement of operations on November 14, 1994 through February 28, 2001.

Had the maximum applicable deferred sales charge not been deducted at the time of redemption, Class L's average annual total return would have been 14.09%, 5.60% and 8.16%, respectively, for the same periods.

Aggregate Total Return

"Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

	ERV-P
	P

Where: 	P =	a hypothetical initial payment of $10,000.
ERV=	Ending Redeemable Value of a hypothetical $10,000
investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.
The fund's aggregate total return for Class A shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):
- 10.09% for the one-year period ended February 28, 2001.

- 29.73% for the five-year period ended February 28, 2001.

- 95.68% for the ten-year period ended February 28, 2001.

- 273.77% for the period from the fund's commencement of operations on April 9, 1984 through February 28, 2001.

Class A's aggregate total return assumes that the maximum applicable sales charge or maximum applicable deferred sales charge has been deducted from the investment. If the maximum sales charge had not been deducted at the time of purchase, Class A's aggregate total return for the same periods would have been 14.70%, 35.14%, 103.81% and 289.24%, respectively.

The fund's aggregate total return for Class B shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

- 9.56% for the one-year period ended February 28, 2001.

- 30.60% for the five-year period ended February 28, 2001.

- 72.58% for the period from commencement of operations on November 6, 1992 through February 28, 2001.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class B's aggregate total return for the same periods would have been 14.06%, 31.60% and 72.58%, respectively.

The fund's aggregate total return for Class L shares was as follows for the period indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

- 11.99% for the one-year period ended February 28, 2001.

- 30.04% for the five year period ended February 28, 2001.

- 62.23% for the period from commencement of operations on November 14, 1994 through February 28, 2001.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class L's aggregate total return for the same periods would have been 14.09%, 31.32% and 63.83%, respectively.

The fund's aggregate total return for Class Y shares was as follows for the period indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

- 10.61% for the one-year ended February 28, 2001.

- 6.34% for the period from commencement of operations on September 22, 1998 through February 28, 2001.

Class Y's shares do not incur sales charges or deferred sales charges.

Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered as representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).

Taxes. The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The fund and its investments

As described in the fund's prospectus, the fund is designed to provide shareholders with current income which is excluded from gross income for federal income tax purposes and which is exempt from California personal income taxes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the fund will not be subject to federal income tax on its investment company taxable income, (i.e., taxable income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) and its net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively, "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.


At February 28, 2001, the unused capital loss carryovers of the fund were approximately $18,793,000. For federal income tax purposes, these amounts are available to be applied against future realized capital gains, if any. The carryovers expire as follows:

 February 28,        February
29,	February 28,

2007
2008
     2009
Carryforward Amount
$2,923,000
$10,985,00
0

$4,885,000


Taxation of Shareholders

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes and California personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from certain private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal "excess net passive income" tax.

The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for federal income tax purposes, 31% of dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the federal income tax and California personal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded from gross income for federal income tax purposes and exempt from California personal income taxes and the dollar amount of dividends subject to federal income taxation and California personal income taxes, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

The foregoing is only a summary of certain material federal tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular federal income tax consequences to them of an investment in the fund, as well as with respect to the State and local tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund was incorporated under the laws of the State of Maryland on February 17, 1984, and is registered with the SEC as a non-diversified, open-end management investment company.

Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares, and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class.

The fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Financial Consultants or the transfer agent.

The fund was incorporated on February 17, 1984 under the name Shearson California Municipals Inc. On December 15, 1988, November 19, 1992, July 30, 1993 and October 14, 1994, the fund changed its name to SLH California Municipals Fund Inc., Shearson Lehman Brothers California Municipals Fund Inc., Smith Barney Shearson California Municipals Fund Inc. and Smith Barney California Municipals Fund Inc., respectively.

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended February 28, 2001 was filed on May 9, 2001 and is incorporated in its entirety by reference, Accession Number 0001133228-01-500061.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer five "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Classic Series - our portfolio manager driven funds Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

	Index Series - funds that track the market
Our Index funds are designed to provide investment results that track, as closely as possible, the performance of a stock or bond market index. This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of trying to outperform a market or segment, a portfolio manager looks to an index to determine which securities the fund should own.

	Premier Selections Series - our best ideas, concentrated funds We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

Research Series - driven by exhaustive fundamental securities analysis
Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

Style Pure Series - our solution to funds that stray
Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A

Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

	AAA

Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate.
A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

	AA

High Grade - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA'' have the second strongest capacity for payment of debt service.


	A

Good Grade - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional.
 Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues.
 Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

	BBB

Medium Grade - Of the investment grade ratings, this is the lowest.

General Obligation Bonds - Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A'' and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds - Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

	BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
 BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	C

The rating C is reserved for income bonds on which no interest is being paid.




	D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds.
Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

	Aaa

Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge.'' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

	A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



Baa

Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Ca

Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

	C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG
2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-'' or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A'' or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.



Statement of


Additional
Information























June 28, 2001




Smith Barney California Municipals Fund Inc.
Seven World Trade Center
New York, NY  10048
									SALOMON SMITH BARNEY
									A Member of
Citigroup [Symbol]


47


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Secdocs\CAMU SAI 2001.doc





Part C-Other Information

Item 23.Exhibits

All references are to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 21, 1984. File Nos. 2-89548 and 811-3970 (the
"Registration Statement").

(a)(1)	Registrant's Articles of Incorporation dated February 16,
1984 are incorporated by reference to the Registration Statement.

(a)(2)Articles of Amendment dated August 26, 1987, December 14, 1988, November 4, 1992 and July 30, 1993, respectively, to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement ("Post-Effective Amendment No. 18").

(a)(3)Articles of Amendment dated October 14, 1994 are incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement ("Post-Effective Amendment No. 21").

(a)(4)Form of Articles of Amendment to the Articles of Incorporation are incorporated by reference to Post-Effective No.
21.

(a)(5)Articles Supplementary dated November 2, 1992, to Articles of Incorporation are incorporated by reference to Post-Effective
Amendment No. 18.

(a)(6)Form of Articles Supplementary to the Articles of Incorporation are incorporated by reference to Post-Effective
Amendment No. 21.

(a)(7)Amendment to Registrant's Articles of Incorporation dated
June 1, 1998 is incorporated by reference to Post-Effective
Amendment No. 25 to the Registration Statement filed on June 26,
1998 ("Post-Effective Amendment No. 25").

(b)(1)	Registrant's By-Laws dated March 21, 1984 are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration
Statement ("Pre-Effective Amendment No. 1").

(b)(2)Amendments to Registrant's By-Laws dated March 21, 1987 are incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement ("Post-Effective Amendment No. 5").

(b)(3)Amendment to Registrant's By-Laws dated July 20, 1994 is incorporated to Post-Effective Amendment No. 22 to the Registration Statement ("Post-Effective Amendment No. 22").

(c)	Registrant's form of stock certificate is incorporated by
reference to Post-Effective Amendment No. 16 to the Registration
Statement filed on October 23, 1992 ("Post-Effective Amendment No.
16").

(d)(1)	Investment Advisory Agreement between the Registrant and
Greenwich Street Advisors dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 18.

(d)(2)	Form of Transfer and Assumption of Investment Advisory
Agreement dated as of November 7, 1994 is incorporated by reference to Post-Effective Amendment No. 21.

(d)(3)	Amendment to Investment Advisory Agreement dated November 17,
1995 is incorporated by reference to Post-Effective Amendment No.
23.

(e)(1)	Distribution Agreement between the Registrant and Smith
Barney Shearson Inc. dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 18.

(e)(2)	Distribution Agreement between CFBDS, Inc. and the Registrant dated October 8, 1998 is incorporated by reference to Post-
Effective Amendment No. 26 ("Post-Effective Amendment No. 26").

(e)(3)	Form of Distribution Agreement with Salomon Smith Barney Inc.
is incorporated by reference to Post-Effective Amendment No. 28.

(e)(4)	Form of Distribution Agreement with PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 28.

(e)(5)Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 26.

(f)Not Applicable.

(g)Form of Custodian Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective No. 22.

(h)(1)	Transfer Agency Agreement between the Registrant and The
Shareholders Services Group, Inc. dated August 2, 1993 is incorporated by reference to Post-Effective Amendment No. 18.

(h)(2)	Transfer Agency Agreement dated October 1, 1999 between the
Registrant and Smith Barney Private Trust Company is incorporated by reference to Post-Effective Amendment No. 28.

(h)(3)	Administration Agreement dated April 20, 1994 between the
Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 21.

(h)(4)	Sub-transfer Agency Agreement with PFPC Global Fund Services is filed herewith.

(h)(5)	Sub-transfer Agency Agreement with Primerica Shareholder
Services is filed herewith.

(i)Opinions of counsel as to the legality of securities are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed on June 28, 1989 ("Post-Effective
Amendment No. 10") and Post-Effective Amendment No. 16.

 (j)(1)	Consent of Independent Accountants is filed herein.

(j)(2)Consent of Morningstar Mutual Fund Values is incorporated by reference to Post-Effective Amendment No. 16.

(k)Not Applicable.

(l)Not Applicable.

(m)(1)Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 21.

 (m)(2)Form of Amended Service and Distribution Plans pursuant to Rule 12b-1 with Salomon Smith Barney Inc. and PFS Distributors,
Inc. is incorporated by reference to Post-Effective Amendment No.
28.

(m)(3)Form of Amended Service and Distribution Plan pursuant to
Rule 12b-1 between the Registrant and PFS Distributors, Inc.,
("PFS") is incorporated by reference to Post-Effective Amendment
No. 28.

 (n)Not applicable.

(o)Form of Registrant's Rule 18f-3(d) Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 25.


(p) Code of Ethics is incorporated by reference to Post-Effective
Amendment No. 28.


Item 24.	Persons Controlled by or Under Common Control with
Registrant

	  None.

Item 25.	Indemnification

	The response to this item is incorporated by reference to Post-Effective Amendment No. 16.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser - - Smith Barney Fund Management LLC ("SBFM") (successor to SSB Citi Fund
Management LLC) SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware Limited Liability Company in 1999. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings") (formerly known as Smith Barney Holdings Inc.) which in turn is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).


Item 27.  Principal Underwriters

(a) Salomon Smith Barney, Inc. ("Salomon Smith Barney") the Registrant's Distributor, is also the distributor for the following
Smith Barney funds: Smith Barney
Investment Series, Consulting Group Capital Markets Funds,
Greenwich
Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney
Income Funds, Smith Barney Institutional Cash Management Fund,
Inc.,
Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney
Municipal Money Market Fund, Inc., Smith Barney
Sector Series Inc., Smith Barney New Jersey Municipals
Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Small Cap Core Fund, Inc., Smith
Barney Telecommunications Trust, Smith Barney Variable Account
Funds,
Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

In addition, Salomon Smith Barney is also the distributor for the Centurion Funds, Inc.

PFS Distributors, Inc., ("PFS Distributors"), a Distributor of the Registrant, is also a distributor for the following Smith Barney funds:

Smith Barney Investment Series,
Smith Barney Aggressive Growth Fund Inc.,
Smith Barney Appreciation Fund Inc.,
Smith Barney Allocation Series Inc.,
Smith Barney Equity Funds,
Smith Barney Fundamental Value Fund Inc.,
Smith Barney Income Funds,
Smith Barney Investment Funds Inc.,
Smith Barney Investment Trust,
Smith Barney Managed Municipals Fund Inc.,
Smith Barney Money Funds, Inc.
Smith Barney Sector Series Inc.


(b)	The information required by this Item 27 with respect to
each
director and officer of Salomon Smith Barney is incorporated by reference to
Schedule A of Form BD filed by Salomon Smith Barney pursuant to the Securities and
Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities
Exchange Act of 1934 (SEC File No. 8-37352).

(c)	Not applicable.


Item 28.	Location of Accountants and Records


(1) With respect to the Registrant's Investment Adviser:
Smith Barney Fund Management LLC
Smith Barney California Municipals Fund Inc.
		Seven World Trade Center
		New York, New York 10048

(2)		With respect to the Registrant's Transfer Agent
Citi Fiduciary Trust Company
		125 Broad Street
		New York, New York 10004

(3)		With respect to the Registrant's Custodian
PFPC Trust Company
		8800 Tinicum Blvd
		Philadelphia, Pennsylvania  19153

(4) With respect to the Registrant's Sub-Transfer Agent
PFPC Global Fund Services.
		P.O. Box 9699
		Providence, Rhode Island  02940

(5) With respect to the Registrant's Sub-Transfer Agent:
Primerica Shareholder Services
3100 Breckinridge Boulevard, Building 200
Duluth, Georgia 30099-0062

(6) With respect to the Registrant's Co-Distributors:
Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

PFS Distributors, Inc.
3100 Breckinridge Boulevard, Building 200
Duluth, Georgia 30099-0062



Item 29.	Management Services

		Not Applicable.

Item 30.	Undertakings
		None


SIGNATURES


	Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant, Smith Barney California Municipals Fund Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of June, 2001.


SMITH BARNEY CALIFORNIA MUNICIPALS
FUND INC.


By: /s/Heath B. McLendon
     Health B. McLendon
     Chairman of the Board,
     President and Chief Executive
Officer

	Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated.

Signature           	Title
	Date

/s/Heath B. McLendon				Chairman of the Board,
	June 27, 2001
Heath B. McLendon  				President and Chief
                   					Executive Officer

/s/Lewis E. Daidone				Senior Vice President
and 		June 27, 2001
Lewis E. Daidone      				Treasurer, Chief
Financial
                      	 and Accounting Officer


/s/Herbert Barg*  					Director
		June 27, 2001
Herbert Barg


/s/Alfred J. Bianchetti*    				Director
	June 27, 2001
Alfred J. Bianchetti


/s/Martin Brody*           				Director
	June 27, 2001
Martin Brody


/s/Dwight B. Crane*       				Director
		June 27, 2001
Dwight B. Crane


/s/Burt N. Dorsett*      				Director
	 June 27, 2001
Burt N. Dorsett


/s/Elliot S. Jaffe*      				Director
		June 27, 2001
Elliot S. Jaffe


/s/Stephen E. Kaufman*   				Director
	  	June 27, 2001
Stephen E. Kaufman


/s/Joseph J. McCann*     				Director
	June 27, 2001
Joseph J. McCann


/s/Cornelius C. Rose, Jr.*   			Director
	June 27, 2001
Cornelius C. Rose, Jr.

*We, the undersigned, hereby severally constitute and appoint Heath B. McLendon, Christina T. Sydor, Lewis E. Daidone and Michael Kocur and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Registration Statements on behalf of the Smith Barney California Municipals Fund Inc. including any and all Amendments thereto and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

	WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

Signature:



Title:

Date:

/s/ Heath B. McLendon
Heath B. McLendon

Chairman of the
Board
(Chief Executive
Officer)

July 12, 2000




/s/ Lewis E. Daidone
Lewis E. Daidone
Senior Vice
President and
Treasurer (Chief
Financial
and Accounting
Officer)

July 12, 2000






Signature:



Title:

Date:



/s/ Herbert Barg
Herbert Barg
Director

July 12, 2000


/s/Alfred J. Bianchetti
Alfred J. Bianchetti


Director

July 12, 2000


/s/Martin Brody
Martin Brody

Director

July 12, 2000



/s/Dwight B. Crane
Dwight B. Crane

Director

July 12, 2000



/s/Burt N. Dorsett
Burt N. Dorsett

Director

July 12, 2000



/s/Elliot S. Jaffe
Elliot S. Jaffe
Director

July 12, 2000






/s/Stephen E. Kaufman
Stephen E. Kaufman

Director

July 12, 2000



/s/Joseph J. McCann
Joseph J. McCann


Director

July 12, 2000



/s/Cornelius C. Rose, Jr.
Cornelius C. Rose, Jr.

Director

July 12, 2000





EXHIBIT INDEX


Exhibit No.	Exhibit


(h)(4)	Sub-transfer Agency Agreement with PFPC Global Fund Services

(h)(5)	Sub-transfer Agency Agreement with Primerica Shareholder
Services

(j)	Consent of KPMG